Exhibit 99.3

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of August 9, 2019, between UBS AG, by and through its New York branch office at 1285 Avenue of the Americas, New York, New York, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), and Barclays Commercial Mortgage Securities LLC, as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and/or manufactured housing community mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 2019 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Depositor”), Wells Fargo Bank, National Association (“Wells Fargo Bank”), as master servicer (in such capacity, the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Barclays Capital Inc. (“Barclays Capital”), UBS Securities LLC (“UBS Securities”), SG Americas Securities, LLC

(“SGAS”), Natixis Securities Americas LLC (“Natixis Securities”), CIBC World Markets Corp. (“CIBC Markets”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy”) (collectively in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), among the Purchaser, Barclays Capital Holdings Inc. and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates to Barclays Capital, UBS Securities, SGAS, Natixis Securities, Drexel and Academy (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), among the Purchaser, Barclays Capital Holdings Inc. and the Initial Purchasers. The Certificates are more fully described in (a) that certain prospectus dated August 12, 2019 (together with all annexes and exhibits thereto and information incorporated therein by reference as of the date of filing thereof, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated August 12, 2019 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated August 5, 2019, relating to the Registered Certificates (together with all annexes and exhibits thereto and information incorporated therein by reference as of the last Time of Sale as defined in the Indemnification Agreement, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated August 5, 2019, relating to the Non-Registered Certificates (together with all annexes and exhibits thereto, collectively, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), among the Mortgage Loan Seller, the Depositor, the Underwriters and the Initial Purchasers.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.                Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on August 28, 2019 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $147,793,992, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be an amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

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Section 2.                Conveyance of the Mortgage Loans. (a)  Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the satisfaction of the other conditions to the Mortgage Loan Seller’s obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files, with the understanding that a servicing rights purchase and sale agreement or comparable agreement may be executed by the Mortgage Loan Seller and the Master Servicer. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller), except any Retained Defeasance Rights and Obligations.

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

(b)               The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates

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(other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)                In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each Mortgage Loan (which delivery shall be subject to clauses (e) and (f) in the proviso of the definition of “Mortgage File”) and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date, any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

(d)               In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to letters of credit referred to in clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall deliver the original of such letter of credit to the Master Servicer (with a copy to the Custodian) or, if such original has been submitted by the Mortgage Loan Seller to the issuing bank to effect a reissuance, assignment or amendment of such letter of credit (changing the beneficiary thereof to the Master Servicer (in care of the Trustee) that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents), the

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Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering with respect to such letter(s) of credit a copy thereof to the Custodian indicating that such document has been delivered to the issuing bank for reissuance or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, a copy of which shall be delivered to the Custodian within forty-five (45) days of the Closing Date. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Mortgage Loan Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Custodian within forty-five (45) days of the Closing Date. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trust and shall cooperate with the reasonable requests of the Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trust.

In addition, pursuant to Section 3.01(f) of the Pooling and Servicing Agreement, within sixty (60) days (or such shorter time period as is required by the terms of the applicable Mortgage Loan documents) after the later of (i) the receipt of a letter of credit pursuant to this Section 2(d) by the Master Servicer and (ii) the Closing Date, the Mortgage Loan Seller shall notify each provider of a letter of credit for each Mortgage Loan (other than any Non-Serviced Mortgage Loan) identified as having a letter of credit on the Mortgage Loan Schedule, that the Master Servicer (in care of the Trustee) for the benefit of the Certificateholders and any related Companion Holders shall be the beneficiary under each such letter of credit.

In addition, on or prior to the fifth (5th) Business Day after the Closing Date, the Mortgage Loan Seller, at its expense, shall deliver to the Custodian five (5) limited powers of attorney substantially in the form attached hereto as Exhibit F in favor of the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, to empower the Custodian (on behalf of the Trustee) and, in the event of the failure or incapacity of the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, to sign and/or deliver to a third party for submission, or to cause the Custodian to sign and/or deliver to a third party for submission, for recording, at the expense of the Mortgage Loan Seller, any Mortgage Loan documents required to be recorded as described in Section 2.01 of the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee (or the Custodian on its behalf)). The Mortgage Loan Seller agrees to reasonably cooperate with the Custodian, the Trustee, the Master Servicer or the Special Servicer, as applicable, in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is one hundred eighty (180) days following the delivery of notice of such absence

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to the Mortgage Loan Seller, but in no event earlier than eighteen (18) months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Custodian, the Master Servicer or the Special Servicer, as applicable, shall submit such documents for recording, at the Mortgage Loan Seller’s expense, after the periods set forth above, provided, the Custodian, the Master Servicer or the Special Servicer, as applicable, shall not submit such assignments for recording if the Mortgage Loan Seller produces evidence that it or a third-party on its behalf has sent any such assignment for recording and certifies that the Mortgage Loan Seller is awaiting its return from the applicable recording office.

(e)                In addition, with respect to the Mortgage Loans identified as Mortgage Loan Numbers, 7, 23.01, 23.02 and 67 on the Mortgage Loan Schedule, each of which is secured by a Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Mortgage Loan Seller or the originator of the Mortgage Loan that requires notice to or request of the related franchisors to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or otherwise have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Mortgage Loan Seller or its designee shall, within forty-five (45) days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice to or make any such required request of the related franchisor (with a copy to the Master Servicer); and, if the Mortgage Loan Seller receives notice from the Master Servicer that any such comfort letter with respect to a franchise agreement has not been received within the timeframe provided under Section 2.01(g) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall, within a commercially reasonable time after receipt of such notice, obtain a replacement comfort letter in substantially the same form as the existing comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) in favor of the Trust.

(f)                In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items in its possession: (i) within five (5) Business Days after the Closing Date, a copy of the Mortgage File for each Mortgage Loan (except that copies of any instruments of assignment that are returned to the Custodian by the related public recording office in accordance with the requirements of Section 2.01(c) of the Pooling and Servicing Agreement shall be delivered by the Custodian to the Master Servicer) and (ii) within five (5) Business Days after the Closing Date, originals or copies of all financial statements, appraisals, environmental reports, engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan or related Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Whole Loan(s) and, to the extent that any original documents or copies, as applicable, of the following documents are not required to be a part of a Mortgage File for any Mortgage Loan or Whole Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Mortgagors in connection with the origination of such Mortgage Loans (provided that the

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Mortgage Loan Seller shall not be required to deliver any internal communications (including such communications among such Mortgage Loan Seller and its Affiliates) and underwriting analysis (including documents prepared by the applicable Mortgage Loan Seller or any of its Affiliates for such purposes), draft documents, attorney client communications that are privileged communications or constitute legal or other due diligence analyses and credit underwriting or due diligence analyses or data); provided that the parties hereto acknowledge and agree that some or all of the items in clauses (i) and (ii) of this sentence have, as of the Closing Date, been posted to websites to which various parties to the Pooling and Servicing Agreement have access, and if any such items have been so posted to any such website(s) to which the Master Servicer has access, such items will be deemed to have been delivered to the Master Servicer in accordance with this sentence; and provided, further that if the Master Servicer is unable to download such items from such website(s) after making reasonable efforts to do so and provides notice (which may be delivered by electronic means) to the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver such items to the Master Servicer by such means as may be reasonably acceptable to the Master Servicer. In addition, the Mortgage Loan Seller shall, in accordance with Section 2.01(f) of the Pooling and Servicing Agreement, deliver to it and deposit with, or cause to be delivered to and deposited with, the Master Servicer within three (3) Business Days after the Closing Date, all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the Master Servicer under the Pooling and Servicing Agreement.

(g)               Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)               The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement (except with respect to the Administrative Cost Rate). The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach or to shorten the period available to the Mortgage Loan Seller with respect to the cure, repurchase or substitution provisions with respect to a Material Defect set forth in Section 5.

(i)                 Notwithstanding anything to the contrary, the Purchaser and the Mortgage Loan Seller hereby acknowledge and agree that with respect to the Mortgage Loans identified as Mortgage Loan Numbers 10 and 56 on the Mortgage Loan Schedule that are subject to defeasance, the Mortgage Loan Seller has transferred to a third party or has retained the right of the lender

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under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate or establish the successor borrower and/or to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan (“Seller Defeasance Rights and Obligations”). The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the Master Servicer receives notice of a defeasance request with respect to a Mortgage Loan with Seller Defeasance Rights and Obligations, then the Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Mortgage Loan Seller or its assignee; and (ii) until such time as the Mortgage Loan Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Mortgage Loan Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

Section 3.                Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.                Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a)  The Mortgage Loan Seller hereby makes, as of the date hereof (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the date hereof, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

(b)               The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)                The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)               The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” for purposes of Regulation AB (or the role of any third party as “originator” of any Mortgage Loan for which the

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Mortgage Loan Seller was not the originator for purposes of Regulation AB) and “sponsor” for purposes of Regulation AB in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein. Notwithstanding anything herein to the contrary, this Section 4(d) shall run exclusively for the benefit of the Purchaser and no other party.

(e)                With respect to each Servicing Function Participant that services a Mortgage Loan as of the Closing Date, the Mortgage Loan Seller either (i) represents and warrants that as of the Closing Date such Servicing Function Participant is an Initial Sub-Servicer under the Pooling and Servicing Agreement or (ii) (A) represents and warrants that it has caused each such Servicing Function Participant to be required to comply, as evidenced by written documentation between each such Servicing Function Participant and the Mortgage Loan Seller, with all reporting requirements set forth in Article XI of the Pooling and Servicing Agreement (including but not limited to the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable) applicable to such Servicing Function Participant for the Mortgage Loans and (B) covenants with the Purchaser that, for so long as the Trust is subject to the reporting requirements of the Exchange Act, it shall cause each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply with all reporting requirements set forth therein.

(f)                The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)               Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third

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party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)               [Reserved.]

(i)                 Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(j)                 Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide to the Depositor a certificate substantially in the form of Exhibit E, with a copy to each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Directing Certificateholder, the Asset Representations Reviewer and the Operating Advisor, each of which may be sent by email.

(k)               If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(l)                 Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written invoice from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans subject to that Asset Review within sixty (60) days of such written invoice from the Asset Representations Reviewer. If any fees payable pursuant to this Section 4(l) are paid by the Trust pursuant to Section 12.02(b) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall reimburse the Trust for the amount of any such fees.

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(m)             The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(n)               The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(l) above within sixty (60) days of written request by the Asset Representations Reviewer or (B) within sixty (60) days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement), provide all documents required to be delivered by it pursuant to Section 4(i) of this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement.

(o)               The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any

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information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(o). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(o).

Section 5.                Notice of Breach; Cure, Repurchase and Substitution. (a)  The Mortgage Loan Seller shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Mortgage Loan Seller’s receipt of notice from any party to the Pooling and Servicing Agreement or, if earlier, the Mortgage Loan Seller’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Mortgage Loan Seller’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of “Mortgage File” by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Mortgage Loan Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)) and provided, further, that with respect to such Extended Cure Period the Mortgage Loan Seller has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that

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the Mortgage Loan Seller anticipates that such Material Defect will be cured within the Extended Cure Period; and provided, further, that, if any such Material Defect is not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Mortgage Loan Seller to have received the recorded document, then the Mortgage Loan Seller shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect until eighteen (18) months after the Closing Date so long as the Mortgage Loan Seller certifies to the Trustee, the Master Servicer, the Special Servicer, the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event) and the Certificate Administrator no less than every ninety (90) days, beginning at the end of such Extended Cure Period, that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Mortgage Loan Seller is diligently pursuing the cure of such Material Defect (specifying the actions being taken). Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Mortgage Loan Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Mortgage Loan Seller are to be remitted by wire transfer to the Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Mortgage Loan Seller, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Mortgage Loan Seller and the Enforcing Servicer, on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Enforcing Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(l) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Mortgage Loan Seller. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Mortgage Loan Seller to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Mortgage Loan Seller and the Enforcing Servicer, on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Mortgage Loan Seller and the Enforcing Servicer, nothing in this paragraph shall preclude the Mortgage Loan Seller or the Enforcing Servicer from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the

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Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Mortgage Loan Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Mortgage Loan Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The Mortgage Loan Seller agrees that, with respect to any Non-Serviced Mortgage Loan, any “Material Defect” relating to a “Defect” in the related “Mortgage File” (or analogous terms) under the related Non-Serviced PSA shall constitute a Material Defect under this Agreement to the extent the Mortgage Loan Seller repurchases the Non-Serviced Companion Loan from the trust created pursuant to such Non-Serviced PSA by reason of such “Material Defect”; provided, however, that the foregoing shall not apply to any Material Defect (or analogous term) related solely to the promissory note for any related Non-Serviced Companion Loan.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Mortgage Loan Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(l) above to the extent not previously paid by the Mortgage Loan Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided that in the event any such costs and expenses exceed $10,000, the Mortgage Loan Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Mortgage Loan Seller shall remit the amount of such costs and expenses to the Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Mortgage Loan Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Mortgage Loan Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Mortgage Loan Seller equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Mortgage Loan Seller.

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Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, no delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to cure, repurchase or substitute for (or make a Loss of Value Payment with respect to) the related Mortgage Loan if it is otherwise required to do so under this Agreement or the Pooling and Servicing Agreement unless (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or by any other party to the Pooling and Servicing Agreement, to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement, after such party has actual knowledge of such Material Defect (it being understood that knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay or failure to provide notice (as required by the terms of this Agreement or the Pooling and Servicing Agreement) prevented the Mortgage Loan Seller from curing such Material Defect and such Material Defect was otherwise curable. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Mortgage Loan Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Mortgage Loan Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)               Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the Enforcing Servicer, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to

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each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the Enforcing Servicer, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)                The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the legal and beneficial ownership of such Deleted Mortgage Loan (including property acquired in respect thereof and proceeds of any insurance policy with respect thereto), and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the Master Servicer and the Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the Master Servicer and the Special Servicer of, any portion of the related Servicing File, together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the Master Servicer or the Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

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(d)               [Reserved.]

(e)                The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)                The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

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(g)               Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)               The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)                 The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001780131.

Section 6.                Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)                All of the representations and warranties of the Mortgage Loan Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

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(ii)                The Pooling and Servicing Agreement and all other documents specified in Section 7 of this Agreement (collectively, the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such agreement affects the obligations of the Mortgage Loan Seller hereunder or the rights of the Mortgage Loan Seller as a third party beneficiary thereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)                The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)                The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)                All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and each of the Mortgage Loan Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)                The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)                The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)                Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms;

(ix)                The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement; and

(x)                Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use its commercially reasonable best efforts to perform its obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.                Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable

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to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), as applicable, and upon which such Interested Parties may rely:

(i)                This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller;

(ii)                The Indemnification Agreement, duly executed by the respective parties thereto;

(iii)                A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

(iv)                A certificate of good standing with respect to the Mortgage Loan Seller issued by the Office of the Comptroller of the Currency not earlier than thirty (30) days prior to the Closing Date, and upon which the Interested Parties may rely;

(v)                A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vi)                A written opinion of in-house or independent counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(vii)                A written opinion of special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller;

(viii)                A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

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(ix)                A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon portions of the Prospectus and the Private Placement Memorandum (as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the agreed upon portions of the Prospectus are appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(x)                Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of the date thereof;

(xi)                One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

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(xii)                If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xiii)                Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.                Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder. The obligation of Mortgage Loan Seller to provide the above-referenced disclosure materials shall be suspended (for so long as neither the Trust nor, with respect to any Serviced Companion Loan related to a Serviced Pari Passu Mortgage Loan sold to the Trust by Seller, the trust in the related Other Securitization, is subject to the reporting requirements of the Exchange Act), as to any fiscal year, upon the Certificate Administrator or the Trustee, as applicable, filing the form necessary to be filed with the Commission to suspend the Trust’s reporting obligations under the Exchange Act as to that fiscal year in accordance with Section 11.08 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Exchange Act have otherwise been automatically suspended; provided that for the avoidance of doubt, the suspension of such information reporting does not apply to information that is required to be provided for the fiscal year prior to suspension of the Trust’s reporting requirements under the Exchange Act (including Additional Form 10-K Information required to be disclosed on the Form 10-K related to the fiscal year preceding the year in which the form necessary to be filed with the Commission to suspend the Trust’s reporting obligations under the Exchange Act was filed).

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In addition, with respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall reasonably cooperate with each of the Depositor, the Master Servicer and the Certificate Administrator, upon the reasonable request of such party, by providing all Mortgage Loan-related documents, data and information in the possession of the Seller at or prior to the Closing Date and necessary for the ongoing compliance by the Depositor and the Trust with the requirements of Form 10-D with respect to Items 1111 and 1125 of Regulation AB; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis.

Section 9.                Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (ix) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (x) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xi) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.            Notices. All demands, notices and communications hereunder shall be in writing, and shall be deemed to have been duly given when delivered (or, in the case of facsimile or electronic notices, when received), if to the Purchaser (except as otherwise provided

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in Section 4(j)), addressed to the Purchaser at 745 Seventh Avenue, New York, New York 10019, Attention: Daniel Vinson, Email: Daniel.vinson@barclays.com, with a copy to: Barclays Capital Real Estate Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Steven P. Glynn, Email: Steven.glynn@barclays.com, with a copy to: Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, New York 10281, Attention: Robert Kim, Esq., email: robert.kim@cwt.com, or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing; or, if to the Mortgage Loan Seller, addressed to such party at 1285 Avenue of the Americas, New York, New York 10019, Attention: Henry Chung, e-mail: henry.chung@ubs.com (facsimile number: (212) 821-2943) and UBS Business Solutions LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Chad Eisenberger, Executive Director & Counsel, e-mail: chad.eisenberger@ubs.com or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

Section 11.            Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person (other than an identified third-party beneficiary) will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(i), 4(k) and 4(l) of this Agreement.

Section 12.            Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.            Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

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Section 14.            Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.            Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.            Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

Section 17.            Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing

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procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.            Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated June 14, 2019 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

Section 19.            Recognition of U.S. Special Resolution Regimes.

(i)                In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a State of the United States.

(ii)                In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a State of the United States.

(iii)                For the purposes of this Section 19 and Section 20, the following definitions apply:

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

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“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 20.            Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings.

(i)                Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 19, no party to this Agreement shall be permitted to exercise any Default Right against a Covered Party with respect to this Agreement that is related, directly or indirectly, to a BHC Affiliate of such party becoming subject to a receivership, insolvency, liquidation, resolution, or similar proceeding (each an “Insolvency Proceeding”), except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable.

(ii)                After a BHC Affiliate of a Covered Party has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Party with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

UBS AG

By:	/s/ David Schell
Name: David Schell
Title: Managing Director

By:	/s/ Andrew Lisa
Name: Andrew Lisa
Title: Associate Director

BBCMS 2019-C4: MORTGAGE LOAN PURCHASE AGREEMENT (UBS)

BARCLAYS COMMERCIAL MORTGAGE SECURITIES LLC

By:	/s/ Larry Kravetz
Name: Larry Kravetz
Title: President

BBCMS 2019-C4: MORTGAGE LOAN PURCHASE AGREEMENT (UBS)

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exh. A-1

BBCMS Mortgage Trust 2019-C4

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Property Address	City	State	Zip Code	County	Property Type	Total SF/Units
7	UBS AG	Hilton Garden Inn - San Diego Mission Valley Stadium	3805 Murphy Canyon Road	San Diego	CA	92123	San Diego	Hotel	178
10	UBS AG	ILPT Hawaii Portfolio	Various	Various	HI	Various	Honolulu	Various	9,591,512
10.001	UBS AG	2810 Pukoloa Street	2810 Pukoloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	418,502
10.002	UBS AG	1360 Pali Highway	1360 Pali Highway	Honolulu	HI	96813	Honolulu	Leased Fee	126,773
10.003	UBS AG	1001 Ahua Street	1001 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	337,734
10.004	UBS AG	848 Ala Lilikoi Street A	848 Ala Lilikoi Street A	Honolulu	HI	96818	Honolulu	Leased Fee	325,786
10.005	UBS AG	2850 Paa Street	2850 Paa Street	Honolulu	HI	96819	Honolulu	Leased Fee	298,384
10.006	UBS AG	949 Mapunapuna Street	949 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	236,914
10.007	UBS AG	2828 Paa Street	2828 Paa Street	Honolulu	HI	96819	Honolulu	Leased Fee	187,264
10.008	UBS AG	80 Sand Island Access Road	80 Sand Island Access Road	Honolulu	HI	96819	Honolulu	Leased Fee	190,836
10.009	UBS AG	1030 Mapunapuna Street	1030 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	122,281
10.010	UBS AG	150 Puuhale Road	150 Puuhale Road	Honolulu	HI	96819	Honolulu	Leased Fee	123,037
10.011	UBS AG	2344 Pahounui Drive	2344 Pahounui Drive	Honolulu	HI	96819	Honolulu	Leased Fee	146,430
10.012	UBS AG	120 Sand Island Access Road	120 Sand Island Access Road	Honolulu	HI	96819	Honolulu	Industrial	70,960
10.013	UBS AG	1122 Mapunapuna Street	1122 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	105,506
10.014	UBS AG	2915 Kaihikapu Street	2915 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	105,000
10.015	UBS AG	819 Ahua Street	819 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	105,013
10.016	UBS AG	2144 Auiki Street	2144 Auiki Street	Honolulu	HI	96819	Honolulu	Industrial	53,910
10.017	UBS AG	1027 Kikowaena Place	1027 Kikowaena Place	Honolulu	HI	96819	Honolulu	Leased Fee	102,443
10.018	UBS AG	1931 Kahai Street	1931 Kahai Street	Honolulu	HI	96819	Honolulu	Leased Fee	96,287
10.019	UBS AG	148 Mokauea Street	148 Mokauea Street	Honolulu	HI	96819	Honolulu	Leased Fee	85,790
10.020	UBS AG	2886 Paa Street	2886 Paa Street	Honolulu	HI	96819	Honolulu	Leased Fee	60,023
10.021	UBS AG	2838 Kilihau Street	2838 Kilihau Street	Honolulu	HI	96819	Honolulu	Leased Fee	83,189
10.022	UBS AG	803 Ahua Street	803 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	73,013
10.023	UBS AG	220 Puuhale Road	220 Puuhale Road	Honolulu	HI	96819	Honolulu	Leased Fee	65,942
10.024	UBS AG	930 Mapunapuna Street	930 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	68,992
10.025	UBS AG	2103 Kaliawa Street	2103 Kaliawa Street	Honolulu	HI	96819	Honolulu	Leased Fee	78,730
10.026	UBS AG	2969 Mapunapuna Place	2969 Mapunapuna Place	Honolulu	HI	96819	Honolulu	Leased Fee	79,999
10.027	UBS AG	158 Sand Island Access Road	158 Sand Island Access Road	Honolulu	HI	96819	Honolulu	Leased Fee	100,500
10.028	UBS AG	1926 Auiki Street	1926 Auiki Street	Honolulu	HI	96819	Honolulu	Industrial	42,253
10.029	UBS AG	113 Puuhale Road	113 Puuhale Road	Honolulu	HI	96819	Honolulu	Leased Fee	77,171
10.030	UBS AG	2250 Pahounui Drive	2250 Pahounui Drive	Honolulu	HI	96819	Honolulu	Leased Fee	75,627
10.031	UBS AG	733 Mapunapuna Street	733 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	64,894
10.032	UBS AG	761 Ahua Street	761 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	73,013
10.033	UBS AG	918 Ahua Street	918 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	72,072
10.034	UBS AG	180 Sand Island Access Road	180 Sand Island Access Road	Honolulu	HI	96819	Honolulu	Leased Fee	66,828
10.035	UBS AG	2829 Awaawaloa Street	2829 Awaawaloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	70,000
10.036	UBS AG	120 Mokauea Street	120 Mokauea Street	Honolulu	HI	96819	Honolulu	Industrial	31,079
10.037	UBS AG	2861 Mokumoa Street	2861 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	70,035
10.038	UBS AG	2826 Kaihikapu Street	2826 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	70,000
10.039	UBS AG	179 Sand Island Access Road	179 Sand Island Access Road	Honolulu	HI	96819	Honolulu	Leased Fee	62,464
10.040	UBS AG	855 Mapunapuna Street	855 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	63,436
10.041	UBS AG	2308 Pahounui Drive	2308 Pahounui Drive	Honolulu	HI	96819	Honolulu	Leased Fee	64,896
10.042	UBS AG	619 Mapunapuna Street	619 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	55,377
10.043	UBS AG	2846-A Awaawaloa Street	2846-A Awaawaloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	61,250
10.044	UBS AG	238 Sand Island Access Road	238 Sand Island Access Road	Honolulu	HI	96819	Honolulu	Leased Fee	60,000
10.045	UBS AG	704 Mapunapuna Street	704 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	59,315
10.046	UBS AG	120B Mokauea Street	120B Mokauea Street	Honolulu	HI	96819	Honolulu	Industrial	35,363
10.047	UBS AG	1150 Kikowaena Street	1150 Kikowaena Street	Honolulu	HI	96819	Honolulu	Leased Fee	45,753
10.048	UBS AG	2127 Auiki Street	2127 Auiki Street	Honolulu	HI	96819	Honolulu	Leased Fee	56,900
10.049	UBS AG	2810 Paa Street	2810 Paa Street	Honolulu	HI	96819	Honolulu	Leased Fee	52,185
10.050	UBS AG	2841 Pukoloa Street	2841 Pukoloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	39,600
10.051	UBS AG	1000 Mapunapuna Street	1000 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	41,833
10.052	UBS AG	2829 Pukoloa Street	2829 Pukoloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	39,600
10.053	UBS AG	889 Ahua Street	889 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	49,452
10.054	UBS AG	2819 Pukoloa Street	2819 Pukoloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	39,600
10.055	UBS AG	1038 Kikowaena Place	1038 Kikowaena Place	Honolulu	HI	96819	Honolulu	Leased Fee	47,417
10.056	UBS AG	2965 Mokumoa Street	2965 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	41,586
10.057	UBS AG	850 Ahua Street	850 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	47,879
10.058	UBS AG	1330 Pali Highway	1330 Pali Highway	Honolulu	HI	96813	Honolulu	Leased Fee	19,673
10.059	UBS AG	2855 Pukoloa Street	2855 Pukoloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	39,600
10.060	UBS AG	2865 Pukoloa Street	2865 Pukoloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	39,600
10.061	UBS AG	789 Mapunapuna Street	789 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	46,559
10.062	UBS AG	2960 Mokumoa Street	2960 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	38,377
10.063	UBS AG	231B Sand Island Access Road	231B Sand Island Access Road	Honolulu	HI	96819	Honolulu	Leased Fee	38,752
10.064	UBS AG	2020 Auiki Street	2020 Auiki Street	Honolulu	HI	96819	Honolulu	Leased Fee	46,705
10.065	UBS AG	2857 Awaawaloa Street	2857 Awaawaloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	40,011
10.066	UBS AG	1050 Kikowaena Place	1050 Kikowaena Place	Honolulu	HI	96819	Honolulu	Leased Fee	42,790
10.067	UBS AG	2850 Mokumoa Street	2850 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	39,544
10.068	UBS AG	2840 Mokumoa Street	2840 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	39,656
10.069	UBS AG	2830 Mokumoa Street	2830 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	39,600
10.070	UBS AG	960 Mapunapuna Street	960 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	36,501
10.071	UBS AG	125B Puuhale Road	125B Puuhale Road	Honolulu	HI	96819	Honolulu	Leased Fee	48,933
10.072	UBS AG	2809 Kaihikapu Street	2809 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,698
10.073	UBS AG	212 Mohonua Place	212 Mohonua Place	Honolulu	HI	96819	Honolulu	Leased Fee	46,221
10.074	UBS AG	692 Mapunapuna Street	692 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.075	UBS AG	1024 Kikowaena Place	1024 Kikowaena Place	Honolulu	HI	96819	Honolulu	Leased Fee	39,831

Sequence #	Seller	Property Name	Property Address	City	State	Zip Code	County	Property Type	Total SF/Units
10.076	UBS AG	669 Ahua Street	669 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.077	UBS AG	215 Puuhale Road	215 Puuhale Road	Honolulu	HI	96819	Honolulu	Leased Fee	41,731
10.078	UBS AG	142 Mokauea Street	142 Mokauea Street	Honolulu	HI	96819	Honolulu	Industrial	26,000
10.079	UBS AG	2847 Awaawaloa Street	2847 Awaawaloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.080	UBS AG	2816 Awaawaloa Street	2816 Awaawaloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	43,560
10.081	UBS AG	2928 Kaihikapu Street - B	2928 Kaihikapu Street - B	Honolulu	HI	96819	Honolulu	Leased Fee	37,852
10.082	UBS AG	2864 Mokumoa Street	2864 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	39,600
10.083	UBS AG	770 Mapunapuna Street	770 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.084	UBS AG	151 Puuhale Road	151 Puuhale Road	Honolulu	HI	96819	Honolulu	Leased Fee	38,294
10.085	UBS AG	207 Puuhale Road	207 Puuhale Road	Honolulu	HI	96819	Honolulu	Leased Fee	39,900
10.086	UBS AG	2970 Mokumoa Street	2970 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,021
10.087	UBS AG	2868 Kaihikapu Street	2868 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.088	UBS AG	2908 Kaihikapu Street	2908 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.089	UBS AG	2814 Kilihau Street	2814 Kilihau Street	Honolulu	HI	96819	Honolulu	Leased Fee	37,413
10.090	UBS AG	759 Puuloa Road	759 Puuloa Road	Honolulu	HI	96819	Honolulu	Leased Fee	34,313
10.091	UBS AG	659 Puuloa Road	659 Puuloa Road	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.092	UBS AG	667 Puuloa Road	667 Puuloa Road	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.093	UBS AG	679 Puuloa Road	679 Puuloa Road	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.094	UBS AG	689 Puuloa Road	689 Puuloa Road	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.095	UBS AG	950 Mapunapuna Street	950 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	32,551
10.096	UBS AG	822 Mapunapuna Street	822 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.097	UBS AG	842 Mapunapuna Street	842 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.098	UBS AG	214 Sand Island Access Road	214 Sand Island Access Road	Honolulu	HI	96819	Honolulu	Industrial	21,600
10.099	UBS AG	709 Ahua Street	709 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.100	UBS AG	766 Mapunapuna Street	766 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.101	UBS AG	830 Mapunapuna Street	830 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.102	UBS AG	2855 Kaihikapu Street	2855 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.103	UBS AG	865 Ahua Street	865 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,933
10.104	UBS AG	852 Mapunapuna Street	852 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.105	UBS AG	2906 Kaihikapu Street	2906 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.106	UBS AG	2879 Paa Street	2879 Paa Street	Honolulu	HI	96819	Honolulu	Leased Fee	31,316
10.107	UBS AG	702 Ahua Street	702 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	34,657
10.108	UBS AG	2864 Awaawaloa Street	2864 Awaawaloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,247
10.109	UBS AG	2819 Mokumoa Street - A	2819 Mokumoa Street - A	Honolulu	HI	96819	Honolulu	Leased Fee	35,384
10.110	UBS AG	2869 Mokumoa Street	2869 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	34,860
10.111	UBS AG	2819 Mokumoa Street - B	2819 Mokumoa Street - B	Honolulu	HI	96819	Honolulu	Leased Fee	35,279
10.112	UBS AG	228 Mohonua Place	228 Mohonua Place	Honolulu	HI	96819	Honolulu	Leased Fee	36,522
10.113	UBS AG	2264 Pahounui Drive	2264 Pahounui Drive	Honolulu	HI	96819	Honolulu	Leased Fee	33,103
10.114	UBS AG	808 Ahua Street	808 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	56,690
10.115	UBS AG	2827 Kaihikapu Street	2827 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.116	UBS AG	697 Ahua Street	697 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.117	UBS AG	2849 Kaihikapu Street	2849 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.118	UBS AG	2831 Awaawaloa Street	2831 Awaawaloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.119	UBS AG	2858 Kaihikapu Street	2858 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.120	UBS AG	2276 Pahounui Drive	2276 Pahounui Drive	Honolulu	HI	96819	Honolulu	Leased Fee	32,841
10.121	UBS AG	2806 Kaihikapu Street	2806 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.122	UBS AG	1052 Ahua Street	1052 Ahua Street	Honolulu	HI	96819	Honolulu	Other	30,000
10.123	UBS AG	2889 Mokumoa Street	2889 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	34,651
10.124	UBS AG	685 Ahua Street	685 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.125	UBS AG	2839 Mokumoa Street	2839 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,174
10.126	UBS AG	94-240 Pupuole Street	94-240 Pupuole Street	Waipahu	HI	96797	Honolulu	Leased Fee	43,529
10.127	UBS AG	2928 Kaihikapu Street - A	2928 Kaihikapu Street - A	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.128	UBS AG	719 Ahua Street	719 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.129	UBS AG	2812 Awaawaloa Street	2812 Awaawaloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.130	UBS AG	2927 Mokumoa Street	2927 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	34,546
10.131	UBS AG	197 Sand Island Access Road	197 Sand Island Access Road	Honolulu	HI	96819	Honolulu	Leased Fee	31,178
10.132	UBS AG	2844 Kaihikapu Street	2844 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.133	UBS AG	2879 Mokumoa Street	2879 Mokumoa Street	Honolulu	HI	96819	Honolulu	Leased Fee	34,755
10.134	UBS AG	2135 Auiki Street	2135 Auiki Street	Honolulu	HI	96819	Honolulu	Leased Fee	33,328
10.135	UBS AG	855 Ahua Street	855 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,200
10.136	UBS AG	2122 Kaliawa Street	2122 Kaliawa Street	Honolulu	HI	96819	Honolulu	Leased Fee	33,468
10.137	UBS AG	2831 Kaihikapu Street	2831 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.138	UBS AG	729 Ahua Street	729 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.139	UBS AG	739 Ahua Street	739 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.140	UBS AG	2833 Paa Street #2	2833 Paa Street #2	Honolulu	HI	96819	Honolulu	Leased Fee	30,000
10.141	UBS AG	2833 Paa Street	2833 Paa Street	Honolulu	HI	96819	Honolulu	Leased Fee	30,000
10.142	UBS AG	2815 Kaihikapu Street	2815 Kaihikapu Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.143	UBS AG	1062 Kikowaena Place	1062 Kikowaena Place	Honolulu	HI	96819	Honolulu	Leased Fee	30,959
10.144	UBS AG	673 Ahua Street	673 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.145	UBS AG	2106 Kaliawa Street	2106 Kaliawa Street	Honolulu	HI	96819	Honolulu	Leased Fee	30,709
10.146	UBS AG	812 Mapunapuna Street	812 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.147	UBS AG	2804 Kilihau Street	2804 Kilihau Street	Honolulu	HI	96819	Honolulu	Leased Fee	34,494
10.148	UBS AG	525 North King Street	525 North King Street	Honolulu	HI	96819	Honolulu	Leased Fee	20,934
10.149	UBS AG	204 Sand Island Access Road	204 Sand Island Access Road	Honolulu	HI	96819	Honolulu	Leased Fee	33,078
10.150	UBS AG	660 Ahua Street	660 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	34,657
10.151	UBS AG	218 Mohonua Place	218 Mohonua Place	Honolulu	HI	96819	Honolulu	Leased Fee	34,096
10.152	UBS AG	125 Puuhale Road	125 Puuhale Road	Honolulu	HI	96819	Honolulu	Leased Fee	31,006
10.153	UBS AG	645 Ahua Street	645 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.154	UBS AG	675 Mapunapuna Street	675 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	30,063
10.155	UBS AG	659 Ahua Street	659 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	35,000
10.156	UBS AG	1055 Ahua Street	1055 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	26,531
10.157	UBS AG	944 Ahua Street	944 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	26,596

Sequence #	Seller	Property Name	Property Address	City	State	Zip Code	County	Property Type	Total SF/Units
10.158	UBS AG	2019 Kahai Street	2019 Kahai Street	Honolulu	HI	96819	Honolulu	Leased Fee	26,954
10.159	UBS AG	2001 Kahai Street	2001 Kahai Street	Honolulu	HI	96819	Honolulu	Leased Fee	26,741
10.160	UBS AG	106 Puuhale Road	106 Puuhale Road	Honolulu	HI	96819	Honolulu	Industrial	14,223
10.161	UBS AG	2875 Paa Street	2875 Paa Street	Honolulu	HI	96819	Honolulu	Leased Fee	23,154
10.162	UBS AG	1024 Mapunapuna Street	1024 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	25,895
10.163	UBS AG	2760 Kamehameha Highway	2760 Kamehameha Highway	Honolulu	HI	96819	Honolulu	Leased Fee	28,615
10.164	UBS AG	2635 Waiwai Loop A	2635 Waiwai Loop A	Honolulu	HI	96819	Honolulu	Leased Fee	22,500
10.165	UBS AG	2635 Waiwai Loop B	2635 Waiwai Loop B	Honolulu	HI	96819	Honolulu	Leased Fee	22,459
10.166	UBS AG	2836 Awaawaloa Street	2836 Awaawaloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	26,440
10.167	UBS AG	609 Ahua Street	609 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	24,440
10.168	UBS AG	905 Ahua Street	905 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	21,195
10.169	UBS AG	2110 Auiki Street	2110 Auiki Street	Honolulu	HI	96819	Honolulu	Leased Fee	20,436
10.170	UBS AG	140 Puuhale Road	140 Puuhale Road	Honolulu	HI	96819	Honolulu	Leased Fee	21,541
10.171	UBS AG	2139 Kaliawa Street	2139 Kaliawa Street	Honolulu	HI	96819	Honolulu	Leased Fee	21,657
10.172	UBS AG	231 Sand Island Access Road	231 Sand Island Access Road	Honolulu	HI	96819	Honolulu	Leased Fee	18,921
10.173	UBS AG	2140 Kaliawa Street	2140 Kaliawa Street	Honolulu	HI	96819	Honolulu	Leased Fee	19,269
10.174	UBS AG	33 South Vineyard Boulevard	33 South Vineyard Boulevard	Honolulu	HI	96813	Honolulu	Leased Fee	11,570
10.175	UBS AG	970 Ahua Street	970 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	15,037
10.176	UBS AG	960 Ahua Street	960 Ahua Street	Honolulu	HI	96819	Honolulu	Leased Fee	14,476
10.177	UBS AG	1045 Mapunapuna Street	1045 Mapunapuna Street	Honolulu	HI	96819	Honolulu	Leased Fee	14,902
10.178	UBS AG	165 Sand Island Access Road	165 Sand Island Access Road	Honolulu	HI	96819	Honolulu	Leased Fee	15,677
10.179	UBS AG	2839 Kilihau Street	2839 Kilihau Street	Honolulu	HI	96819	Honolulu	Leased Fee	11,680
10.180	UBS AG	2829 Kilihau Street	2829 Kilihau Street	Honolulu	HI	96819	Honolulu	Leased Fee	11,680
10.181	UBS AG	2833 Kilihau Street	2833 Kilihau Street	Honolulu	HI	96819	Honolulu	Leased Fee	11,680
10.182	UBS AG	2821 Kilihau Street	2821 Kilihau Street	Honolulu	HI	96819	Honolulu	Leased Fee	11,680
10.183	UBS AG	2808 Kam Highway	2808 Kam Highway	Honolulu	HI	96819	Honolulu	Leased Fee	12,620
10.184	UBS AG	2815 Kilihau Street	2815 Kilihau Street	Honolulu	HI	96819	Honolulu	Leased Fee	11,680
10.185	UBS AG	2850 Awaawaloa Street	2850 Awaawaloa Street	Honolulu	HI	96819	Honolulu	Leased Fee	8,503
10.186	UBS AG	846 Ala Lilikoi Street B	846 Ala Lilikoi Street B	Honolulu	HI	96818	Honolulu	Leased Fee	8,101
12	UBS AG	Meidinger Tower	462 South 4th Street	Louisville	KY	40202	Louisville/Jefferson	Office	331,054
18	UBS AG	Maui Portfolio	Various	Various	HI	Various	Maui	Various	147
18.01	UBS AG	Maui Beach Hotel	170 West Kaahumanu Avenue	Kahului	HI	96732	Maui	Hotel	147
18.02	UBS AG	Maui Nui Golf Course	470 Lipoa Parkway	Kihei	HI	96753	Maui	Other	178
23	UBS AG	Indiana Hotel Portfolio	Various	Various	IN	Various	Various	Hotel	232
23.01	UBS AG	Staybridge Suites - Indianapolis	9780 Crosspoint Boulevard	Indianapolis	IN	46256	Hamilton	Hotel	146
23.02	UBS AG	Hampton Inn - Scottsburg	1535 McClain Avenue	Scottsburg	IN	47170	Scott	Hotel	86
36	UBS AG	Ambler Yards	300 Brookside Avenue	Ambler	PA	19002	Montgomery	Mixed Use	246,205
39	UBS AG	CIRE Equity Retail & Industrial Portfolio	Various	Various	Various	Various	Various	Various	1,190,355
39.01	UBS AG	Wood Village Town Center	22557 Northeast Park Lane	Wood Village	OR	97060	Multnomah	Retail	137,105
39.02	UBS AG	Pecan Promenade	2735-2755 South 99th Avenue and 9820-9870 West Lower Buckeye Road	Tolleson	AZ	85353	Maricopa	Retail	141,485
39.03	UBS AG	Valley Plaza	3115 South McClintock Drive	Tempe	AZ	85282	Maricopa	Retail	146,226
39.04	UBS AG	Pear Tree	504 East Perkins Street	Ukiah	CA	95482	Mendocino	Retail	197,437
39.05	UBS AG	Glendale Market Square	5840, 5870, 5880, 5890 West Bell Road and 17045 North 59th Avenue	Glendale	AZ	85308	Maricopa	Retail	185,907
39.06	UBS AG	Central Park Shopping Center	7425-7719 East Iliff Avenue and 2150 South Quebec Street	Unincorporated Arapahoe	CO	80231	Unincorporated Arapahoe	Retail	147,563
39.07	UBS AG	Val Vista Towne Center	1395-1505 East Warner Road	Gilbert	AZ	85296	Maricopa	Retail	93,352
39.08	UBS AG	2641 Hall Ave - Riverside, CA	2641 Hall Avenue	Riverside	CA	92509	Riverside	Industrial	34,982
39.09	UBS AG	606 W Troy - Indianapolis, IN	606 West Troy Avenue	Indianapolis	IN	46225	Marion	Industrial	22,860
39.10	UBS AG	Homeland - Bartow, FL	5700 US Highway 17 South	Bartow	FL	33830	Polk	Industrial	67,438
39.11	UBS AG	2621 Hall Ave - Riverside, CA	2621 Hall Avenue	Riverside	CA	92509	Riverside	Industrial	16,000
44	UBS AG	At Home Store - Palm Beach Gardens	100 Gander Way	Palm Beach Gardens	FL	33403	Palm Beach	Retail	120,000
50	UBS AG	Fairway Plaza & Markets at Maizeland	Various	Colorado Springs	CO	Various	El Paso	Retail	70,434
50.01	UBS AG	Markets at Maizeland	3804-3960 Maizeland Road	Colorado Springs	CO	80909	El Paso	Retail	44,079
50.02	UBS AG	Fairway Plaza	522-582 South Academy Boulevard	Colorado Springs	CO	80910	El Paso	Retail	26,355
52	UBS AG	Greenwich Inn - San Francisco	3201 Steiner Street	San Francisco	CA	94123	San Francisco	Hotel	32
55	UBS AG	Summerville Plaza	4570 Ladson Road	Summerville	SC	29485	Dorchester	Retail	83,850
56	UBS AG	Krea Portfolio	Various	Various	SC	Various	Various	Retail	210,587
56.01	UBS AG	Newberry Plaza	1250 Wilson Road	Newberry	SC	29108	Newberry	Retail	80,710
56.02	UBS AG	Shops at Dillon	204 Radford Boulevard	Dillon	SC	29536	Dillon	Retail	87,877
56.03	UBS AG	Shops at Hartsville	139 Westfield Street	Hartsville	SC	29550	Darlington	Retail	42,000
67	UBS AG	Baymont Inn & Suites - Mackinaw City	109 South Nicolet Street	Mackinaw City	MI	49701	Cheboygan	Hotel	77
69	UBS AG	Brunswick West Shopping Center	5420 New Jesup Highway	Brunswick	GA	31525	Glynn	Retail	75,594

Sequence #	Seller	Property Name	Unit of Measure	Original Balance	Current Balance	Amortization Type	Monthly Debt Service	Accrual Type	Interest Rate (%)	Admin. Fee	Net Mortgage Interest Rate	Payment Date	Maturity/ARD Date	Final Mat Date
7	UBS AG	Hilton Garden Inn - San Diego Mission Valley Stadium	Rooms	23,100,000	23,100,000.00	IO-Balloon	119,112.10	Actual/360	4.65000%	0.01309%	4.63691%	6	7/6/2029	7/6/2029
10	UBS AG	ILPT Hawaii Portfolio	Square Feet	19,000,000	19,000,000.00	Interest Only	69,189.47	Actual/360	4.31000%	0.01101%	4.29899%	7	2/7/2029	2/7/2029
10.001	UBS AG	2810 Pukoloa Street	Square Feet	915,583	915,582.96
10.002	UBS AG	1360 Pali Highway	Square Feet	554,282	554,282.24
10.003	UBS AG	1001 Ahua Street	Square Feet	493,841	493,841.02
10.004	UBS AG	848 Ala Lilikoi Street A	Square Feet	482,711	482,711.27
10.005	UBS AG	2850 Paa Street	Square Feet	459,963	459,963.30
10.006	UBS AG	949 Mapunapuna Street	Square Feet	457,389	457,388.80
10.007	UBS AG	2828 Paa Street	Square Feet	356,455	356,455.38
10.008	UBS AG	80 Sand Island Access Road	Square Feet	305,744	305,744.43
10.009	UBS AG	1030 Mapunapuna Street	Square Feet	254,598	254,597.78
10.010	UBS AG	150 Puuhale Road	Square Feet	246,954	246,953.51
10.011	UBS AG	2344 Pahounui Drive	Square Feet	246,927	246,927.11
10.012	UBS AG	120 Sand Island Access Road	Square Feet	237,646	237,645.72
10.013	UBS AG	1122 Mapunapuna Street	Square Feet	231,665	231,664.97
10.014	UBS AG	2915 Kaihikapu Street	Square Feet	210,607	210,606.92
10.015	UBS AG	819 Ahua Street	Square Feet	204,587	204,586.56
10.016	UBS AG	2144 Auiki Street	Square Feet	198,038	198,038.10
10.017	UBS AG	1027 Kikowaena Place	Square Feet	192,717	192,717.48
10.018	UBS AG	1931 Kahai Street	Square Feet	181,601	181,600.94
10.019	UBS AG	148 Mokauea Street	Square Feet	156,318	156,318.08
10.020	UBS AG	2886 Paa Street	Square Feet	148,344	148,343.74
10.021	UBS AG	2838 Kilihau Street	Square Feet	144,317	144,316.97
10.022	UBS AG	803 Ahua Street	Square Feet	143,393	143,392.79
10.023	UBS AG	220 Puuhale Road	Square Feet	140,171	140,171.37
10.024	UBS AG	930 Mapunapuna Street	Square Feet	137,821	137,821.32
10.025	UBS AG	2103 Kaliawa Street	Square Feet	137,438	137,438.44
10.026	UBS AG	2969 Mapunapuna Place	Square Feet	136,884	136,883.94
10.027	UBS AG	158 Sand Island Access Road	Square Feet	135,788	135,788.13
10.028	UBS AG	1926 Auiki Street	Square Feet	135,326	135,326.04
10.029	UBS AG	113 Puuhale Road	Square Feet	131,511	131,510.50
10.030	UBS AG	2250 Pahounui Drive	Square Feet	129,596	129,596.13
10.031	UBS AG	733 Mapunapuna Street	Square Feet	128,606	128,605.94
10.032	UBS AG	761 Ahua Street	Square Feet	128,144	128,143.85
10.033	UBS AG	918 Ahua Street	Square Feet	125,081	125,080.87
10.034	UBS AG	180 Sand Island Access Road	Square Feet	123,483	123,483.36
10.035	UBS AG	2829 Awaawaloa Street	Square Feet	123,180	123,179.70
10.036	UBS AG	120 Mokauea Street	Square Feet	122,124	122,123.50
10.037	UBS AG	2861 Mokumoa Street	Square Feet	121,054	121,054.09
10.038	UBS AG	2826 Kaihikapu Street	Square Feet	120,183	120,182.72
10.039	UBS AG	179 Sand Island Access Road	Square Feet	119,417	119,416.98
10.040	UBS AG	855 Mapunapuna Street	Square Feet	117,041	117,040.52
10.041	UBS AG	2308 Pahounui Drive	Square Feet	112,472	112,472.44
10.042	UBS AG	619 Mapunapuna Street	Square Feet	109,409	109,409.45
10.043	UBS AG	2846-A Awaawaloa Street	Square Feet	109,119	109,118.99
10.044	UBS AG	238 Sand Island Access Road	Square Feet	108,525	108,524.88
10.045	UBS AG	704 Mapunapuna Street	Square Feet	108,076	108,075.99
10.046	UBS AG	120B Mokauea Street	Square Feet	105,620	105,620.32
10.047	UBS AG	1150 Kikowaena Street	Square Feet	104,142	104,141.64
10.048	UBS AG	2127 Auiki Street	Square Feet	103,231	103,230.66
10.049	UBS AG	2810 Paa Street	Square Feet	102,042	102,042.43
10.050	UBS AG	2841 Pukoloa Street	Square Feet	97,897	97,896.84
10.051	UBS AG	1000 Mapunapuna Street	Square Feet	97,620	97,619.58
10.052	UBS AG	2829 Pukoloa Street	Square Feet	97,237	97,236.71
10.053	UBS AG	889 Ahua Street	Square Feet	97,171	97,170.70
10.054	UBS AG	2819 Pukoloa Street	Square Feet	96,788	96,787.82
10.055	UBS AG	1038 Kikowaena Place	Square Feet	90,041	90,041.32
10.056	UBS AG	2965 Mokumoa Street	Square Feet	89,949	89,948.91
10.057	UBS AG	850 Ahua Street	Square Feet	87,388	87,387.61
10.058	UBS AG	1330 Pali Highway	Square Feet	86,503	86,503.04
10.059	UBS AG	2855 Pukoloa Street	Square Feet	86,331	86,331.41
10.060	UBS AG	2865 Pukoloa Street	Square Feet	86,331	86,331.41
10.061	UBS AG	789 Mapunapuna Street	Square Feet	85,711	85,710.89
10.062	UBS AG	2960 Mokumoa Street	Square Feet	85,130	85,129.98
10.063	UBS AG	231B Sand Island Access Road	Square Feet	84,338	84,337.83
10.064	UBS AG	2020 Auiki Street	Square Feet	83,651	83,651.29
10.065	UBS AG	2857 Awaawaloa Street	Square Feet	83,136	83,136.40
10.066	UBS AG	1050 Kikowaena Place	Square Feet	82,067	82,066.99
10.067	UBS AG	2850 Mokumoa Street	Square Feet	82,001	82,000.98
10.068	UBS AG	2840 Mokumoa Street	Square Feet	81,922	81,921.76
10.069	UBS AG	2830 Mokumoa Street	Square Feet	81,790	81,789.74
10.070	UBS AG	960 Mapunapuna Street	Square Feet	81,618	81,618.10
10.071	UBS AG	125B Puuhale Road	Square Feet	81,024	81,023.99
10.072	UBS AG	2809 Kaihikapu Street	Square Feet	80,245	80,245.04
10.073	UBS AG	212 Mohonua Place	Square Feet	79,928	79,928.18
10.074	UBS AG	692 Mapunapuna Street	Square Feet	78,344	78,343.87
10.075	UBS AG	1024 Kikowaena Place	Square Feet	77,446	77,446.10

Sequence #	Seller	Property Name	Unit of Measure	Original Balance	Current Balance	Amortization Type	Monthly Debt Service	Accrual Type	Interest Rate (%)	Admin. Fee	Net Mortgage Interest Rate	Payment Date	Maturity/ARD Date	Final Mat Date
10.076	UBS AG	669 Ahua Street	Square Feet	76,548	76,548.33
10.077	UBS AG	215 Puuhale Road	Square Feet	76,377	76,376.69
10.078	UBS AG	142 Mokauea Street	Square Feet	75,254	75,254.48
10.079	UBS AG	2847 Awaawaloa Street	Square Feet	74,568	74,567.95
10.080	UBS AG	2816 Awaawaloa Street	Square Feet	74,185	74,185.07
10.081	UBS AG	2928 Kaihikapu Street - B	Square Feet	74,132	74,132.26
10.082	UBS AG	2864 Mokumoa Street	Square Feet	74,066	74,066.25
10.083	UBS AG	770 Mapunapuna Street	Square Feet	73,987	73,987.04
10.084	UBS AG	151 Puuhale Road	Square Feet	73,512	73,511.74
10.085	UBS AG	207 Puuhale Road	Square Feet	73,499	73,498.54
10.086	UBS AG	2970 Mokumoa Street	Square Feet	73,367	73,366.52
10.087	UBS AG	2868 Kaihikapu Street	Square Feet	72,918	72,917.63
10.088	UBS AG	2908 Kaihikapu Street	Square Feet	72,429	72,429.14
10.089	UBS AG	2814 Kilihau Street	Square Feet	72,324	72,323.52
10.090	UBS AG	759 Puuloa Road	Square Feet	71,927	71,927.44
10.091	UBS AG	659 Puuloa Road	Square Feet	71,914	71,914.24
10.092	UBS AG	667 Puuloa Road	Square Feet	71,914	71,914.24
10.093	UBS AG	679 Puuloa Road	Square Feet	71,914	71,914.24
10.094	UBS AG	689 Puuloa Road	Square Feet	71,914	71,914.24
10.095	UBS AG	950 Mapunapuna Street	Square Feet	71,809	71,808.62
10.096	UBS AG	822 Mapunapuna Street	Square Feet	71,465	71,465.35
10.097	UBS AG	842 Mapunapuna Street	Square Feet	71,465	71,465.35
10.098	UBS AG	214 Sand Island Access Road	Square Feet	71,294	71,293.72
10.099	UBS AG	709 Ahua Street	Square Feet	71,281	71,280.51
10.100	UBS AG	766 Mapunapuna Street	Square Feet	70,686	70,686.40
10.101	UBS AG	830 Mapunapuna Street	Square Feet	70,673	70,673.20
10.102	UBS AG	2855 Kaihikapu Street	Square Feet	70,422	70,422.35
10.103	UBS AG	865 Ahua Street	Square Feet	70,224	70,224.31
10.104	UBS AG	852 Mapunapuna Street	Square Feet	70,198	70,197.91
10.105	UBS AG	2906 Kaihikapu Street	Square Feet	69,894	69,894.25
10.106	UBS AG	2879 Paa Street	Square Feet	69,551	69,550.98
10.107	UBS AG	702 Ahua Street	Square Feet	69,379	69,379.35
10.108	UBS AG	2864 Awaawaloa Street	Square Feet	68,970	68,970.07
10.109	UBS AG	2819 Mokumoa Street - A	Square Feet	68,284	68,283.54
10.110	UBS AG	2869 Mokumoa Street	Square Feet	68,165	68,164.71
10.111	UBS AG	2819 Mokumoa Street - B	Square Feet	68,072	68,072.30
10.112	UBS AG	228 Mohonua Place	Square Feet	67,980	67,979.88
10.113	UBS AG	2264 Pahounui Drive	Square Feet	67,795	67,795.04
10.114	UBS AG	808 Ahua Street	Square Feet	67,703	67,702.63
10.115	UBS AG	2827 Kaihikapu Street	Square Feet	67,689	67,689.42
10.116	UBS AG	697 Ahua Street	Square Feet	67,637	67,636.61
10.117	UBS AG	2849 Kaihikapu Street	Square Feet	67,531	67,530.99
10.118	UBS AG	2831 Awaawaloa Street	Square Feet	67,320	67,319.75
10.119	UBS AG	2858 Kaihikapu Street	Square Feet	67,267	67,266.94
10.120	UBS AG	2276 Pahounui Drive	Square Feet	67,267	67,266.94
10.121	UBS AG	2806 Kaihikapu Street	Square Feet	67,201	67,200.93
10.122	UBS AG	1052 Ahua Street	Square Feet	67,043	67,042.50
10.123	UBS AG	2889 Mokumoa Street	Square Feet	66,844	66,844.46
10.124	UBS AG	685 Ahua Street	Square Feet	66,712	66,712.44
10.125	UBS AG	2839 Mokumoa Street	Square Feet	66,462	66,461.59
10.126	UBS AG	94-240 Pupuole Street	Square Feet	66,448	66,448.38
10.127	UBS AG	2928 Kaihikapu Street - A	Square Feet	66,330	66,329.56
10.128	UBS AG	719 Ahua Street	Square Feet	66,211	66,210.74
10.129	UBS AG	2812 Awaawaloa Street	Square Feet	66,198	66,197.54
10.130	UBS AG	2927 Mokumoa Street	Square Feet	66,184	66,184.33
10.131	UBS AG	197 Sand Island Access Road	Square Feet	66,118	66,118.32
10.132	UBS AG	2844 Kaihikapu Street	Square Feet	65,867	65,867.47
10.133	UBS AG	2879 Mokumoa Street	Square Feet	65,656	65,656.23
10.134	UBS AG	2135 Auiki Street	Square Feet	65,511	65,511.00
10.135	UBS AG	855 Ahua Street	Square Feet	65,379	65,378.98
10.136	UBS AG	2122 Kaliawa Street	Square Feet	65,366	65,365.78
10.137	UBS AG	2831 Kaihikapu Street	Square Feet	65,300	65,299.76
10.138	UBS AG	729 Ahua Street	Square Feet	65,247	65,246.95
10.139	UBS AG	739 Ahua Street	Square Feet	65,247	65,246.95
10.140	UBS AG	2833 Paa Street #2	Square Feet	63,808	63,807.88
10.141	UBS AG	2833 Paa Street	Square Feet	63,808	63,807.88
10.142	UBS AG	2815 Kaihikapu Street	Square Feet	62,422	62,421.61
10.143	UBS AG	1062 Kikowaena Place	Square Feet	62,342	62,342.39
10.144	UBS AG	673 Ahua Street	Square Feet	61,907	61,906.71
10.145	UBS AG	2106 Kaliawa Street	Square Feet	61,695	61,695.47
10.146	UBS AG	812 Mapunapuna Street	Square Feet	61,616	61,616.25
10.147	UBS AG	2804 Kilihau Street	Square Feet	61,035	61,035.34
10.148	UBS AG	525 North King Street	Square Feet	61,009	61,008.94
10.149	UBS AG	204 Sand Island Access Road	Square Feet	60,877	60,876.91
10.150	UBS AG	660 Ahua Street	Square Feet	60,864	60,863.71
10.151	UBS AG	218 Mohonua Place	Square Feet	60,692	60,692.08
10.152	UBS AG	125 Puuhale Road	Square Feet	59,979	59,979.14
10.153	UBS AG	645 Ahua Street	Square Feet	58,949	58,949.34
10.154	UBS AG	675 Mapunapuna Street	Square Feet	58,883	58,883.33
10.155	UBS AG	659 Ahua Street	Square Feet	58,765	58,764.51
10.156	UBS AG	1055 Ahua Street	Square Feet	57,273	57,272.62
10.157	UBS AG	944 Ahua Street	Square Feet	56,731	56,731.32

Sequence #	Seller	Property Name	Unit of Measure	Original Balance	Current Balance	Amortization Type	Monthly Debt Service	Accrual Type	Interest Rate (%)	Admin. Fee	Net Mortgage Interest Rate	Payment Date	Maturity/ARD Date	Final Mat Date
10.158	UBS AG	2019 Kahai Street	Square Feet	53,972	53,971.98
10.159	UBS AG	2001 Kahai Street	Square Feet	51,886	51,885.98
10.160	UBS AG	106 Puuhale Road	Square Feet	51,490	51,489.91
10.161	UBS AG	2875 Paa Street	Square Feet	50,592	50,592.13
10.162	UBS AG	1024 Mapunapuna Street	Square Feet	49,945	49,945.21
10.163	UBS AG	2760 Kamehameha Highway	Square Feet	48,942	48,941.82
10.164	UBS AG	2635 Waiwai Loop A	Square Feet	47,912	47,912.02
10.165	UBS AG	2635 Waiwai Loop B	Square Feet	47,833	47,832.80
10.166	UBS AG	2836 Awaawaloa Street	Square Feet	47,265	47,265.09
10.167	UBS AG	609 Ahua Street	Square Feet	46,301	46,301.31
10.168	UBS AG	905 Ahua Street	Square Feet	45,470	45,469.55
10.169	UBS AG	2110 Auiki Street	Square Feet	44,941	44,941.45
10.170	UBS AG	140 Puuhale Road	Square Feet	43,463	43,462.76
10.171	UBS AG	2139 Kaliawa Street	Square Feet	43,014	43,013.88
10.172	UBS AG	231 Sand Island Access Road	Square Feet	41,905	41,904.86
10.173	UBS AG	2140 Kaliawa Street	Square Feet	38,565	38,564.62
10.174	UBS AG	33 South Vineyard Boulevard	Square Feet	37,825	37,825.28
10.175	UBS AG	970 Ahua Street	Square Feet	35,317	35,316.79
10.176	UBS AG	960 Ahua Street	Square Feet	33,033	33,032.76
10.177	UBS AG	1045 Mapunapuna Street	Square Feet	30,524	30,524.27
10.178	UBS AG	165 Sand Island Access Road	Square Feet	29,389	29,388.85
10.179	UBS AG	2839 Kilihau Street	Square Feet	28,333	28,332.65
10.180	UBS AG	2829 Kilihau Street	Square Feet	28,267	28,266.64
10.181	UBS AG	2833 Kilihau Street	Square Feet	28,174	28,174.22
10.182	UBS AG	2821 Kilihau Street	Square Feet	27,131	27,131.22
10.183	UBS AG	2808 Kam Highway	Square Feet	26,762	26,761.55
10.184	UBS AG	2815 Kilihau Street	Square Feet	24,913	24,913.19
10.185	UBS AG	2850 Awaawaloa Street	Square Feet	19,315	19,315.32
10.186	UBS AG	846 Ala Lilikoi Street B	Square Feet	12,001	12,001.11
12	UBS AG	Meidinger Tower	Square Feet	19,000,000	19,000,000.00	IO-Balloon	96,496.13	Actual/360	4.52000%	0.01572%	4.50428%	6	7/6/2029	7/6/2029
18	UBS AG	Maui Portfolio	Rooms	16,000,000	16,000,000.00	IO-Balloon	93,371.65	Actual/360	5.75000%	0.01622%	5.73378%	6	6/6/2029	6/6/2029
18.01	UBS AG	Maui Beach Hotel	Rooms	10,610,526	10,610,526.32
18.02	UBS AG	Maui Nui Golf Course	Acres	5,389,474	5,389,473.68
23	UBS AG	Indiana Hotel Portfolio	Rooms	13,800,000	13,800,000.00	Balloon	84,744.07	Actual/360	5.50000%	0.01309%	5.48691%	6	8/6/2029	8/6/2029
23.01	UBS AG	Staybridge Suites - Indianapolis	Rooms	10,000,000	10,000,000.00
23.02	UBS AG	Hampton Inn - Scottsburg	Rooms	3,800,000	3,800,000.00
36	UBS AG	Ambler Yards	Square Feet	10,000,000	10,000,000.00	IO-Balloon	52,164.73	Actual/360	4.75000%	0.01101%	4.73899%	6	6/6/2029	6/6/2029
39	UBS AG	CIRE Equity Retail & Industrial Portfolio	Square Feet	9,440,000	9,440,000.00	Interest Only	33,012.36	Actual/360	4.13900%	0.01871%	4.12029%	6	6/6/2029	6/6/2029
39.01	UBS AG	Wood Village Town Center	Square Feet	1,555,742	1,555,741.61
39.02	UBS AG	Pecan Promenade	Square Feet	1,446,189	1,446,189.39
39.03	UBS AG	Valley Plaza	Square Feet	1,315,627	1,315,627.15
39.04	UBS AG	Pear Tree	Square Feet	1,225,584	1,225,584.23
39.05	UBS AG	Glendale Market Square	Square Feet	1,160,553	1,160,553.23
39.06	UBS AG	Central Park Shopping Center	Square Feet	1,055,503	1,055,503.15
39.07	UBS AG	Val Vista Towne Center	Square Feet	930,444	930,443.54
39.08	UBS AG	2641 Hall Ave - Riverside, CA	Square Feet	274,611	274,610.91
39.09	UBS AG	606 W Troy - Indianapolis, IN	Square Feet	205,098	205,097.77
39.10	UBS AG	Homeland - Bartow, FL	Square Feet	145,069	145,069.15
39.11	UBS AG	2621 Hall Ave - Riverside, CA	Square Feet	125,580	125,579.86
44	UBS AG	At Home Store - Palm Beach Gardens	Square Feet	8,500,000	8,482,647.07	Balloon	48,262.07	Actual/360	5.50000%	0.01309%	5.48691%	6	6/6/2029	6/6/2029
50	UBS AG	Fairway Plaza & Markets at Maizeland	Square Feet	6,200,000	6,194,446.84	Balloon	35,984.83	Actual/360	5.70000%	0.01309%	5.68691%	6	7/6/2029	7/6/2029
50.01	UBS AG	Markets at Maizeland	Square Feet	3,700,000	3,696,686.02
50.02	UBS AG	Fairway Plaza	Square Feet	2,500,000	2,497,760.82
52	UBS AG	Greenwich Inn - San Francisco	Rooms	6,000,000	5,994,278.98	Balloon	33,879.35	Actual/360	5.45000%	0.01309%	5.43691%	6	7/6/2029	7/6/2029
55	UBS AG	Summerville Plaza	Square Feet	5,500,000	5,500,000.00	Balloon	28,195.44	Actual/360	4.60000%	0.01309%	4.58691%	6	8/6/2029	8/6/2029
56	UBS AG	Krea Portfolio	Square Feet	5,300,000	5,285,472.72	Balloon	34,050.85	Actual/360	5.97000%	0.01309%	5.95691%	6	6/6/2029	6/6/2029
56.01	UBS AG	Newberry Plaza	Square Feet	2,387,912	2,381,366.83
56.02	UBS AG	Shops at Dillon	Square Feet	1,980,220	1,974,792.01
56.03	UBS AG	Shops at Hartsville	Square Feet	931,868	929,313.88
67	UBS AG	Baymont Inn & Suites - Mackinaw City	Rooms	3,250,000	3,250,000.00	Balloon	18,904.62	Actual/360	4.95000%	0.01309%	4.93691%	6	8/6/2029	8/6/2029
69	UBS AG	Brunswick West Shopping Center	Square Feet	2,750,000	2,747,145.96	Balloon	14,931.12	Actual/360	5.10000%	0.01309%	5.08691%	6	7/6/2029	7/6/2029

Sequence #	Seller	Property Name	ARD Step Up (%)	Term	Rem. Term	Amort. Term	Rem. Amort.	Crossed Loan	Original String	Title Type	Grace Period (Late Payment)	Upfront Eng. Reserve	Upfront RE Tax Reserve
7	UBS AG	Hilton Garden Inn - San Diego Mission Valley Stadium		120	119	360	360	No	L(25),Def(90),O(5)	Leasehold	0	0	102,193
10	UBS AG	ILPT Hawaii Portfolio		120	114	0	0	No	L(30),DeforGrtr1%orYM(83),O(7)	Fee	0	0	0
10.001	UBS AG	2810 Pukoloa Street								Fee
10.002	UBS AG	1360 Pali Highway								Fee
10.003	UBS AG	1001 Ahua Street								Fee
10.004	UBS AG	848 Ala Lilikoi Street A								Fee
10.005	UBS AG	2850 Paa Street								Fee
10.006	UBS AG	949 Mapunapuna Street								Fee
10.007	UBS AG	2828 Paa Street								Fee
10.008	UBS AG	80 Sand Island Access Road								Fee
10.009	UBS AG	1030 Mapunapuna Street								Fee
10.010	UBS AG	150 Puuhale Road								Fee
10.011	UBS AG	2344 Pahounui Drive								Fee
10.012	UBS AG	120 Sand Island Access Road								Fee
10.013	UBS AG	1122 Mapunapuna Street								Fee
10.014	UBS AG	2915 Kaihikapu Street								Fee
10.015	UBS AG	819 Ahua Street								Fee
10.016	UBS AG	2144 Auiki Street								Fee
10.017	UBS AG	1027 Kikowaena Place								Fee
10.018	UBS AG	1931 Kahai Street								Fee
10.019	UBS AG	148 Mokauea Street								Fee
10.020	UBS AG	2886 Paa Street								Fee
10.021	UBS AG	2838 Kilihau Street								Fee
10.022	UBS AG	803 Ahua Street								Fee
10.023	UBS AG	220 Puuhale Road								Fee
10.024	UBS AG	930 Mapunapuna Street								Fee
10.025	UBS AG	2103 Kaliawa Street								Fee
10.026	UBS AG	2969 Mapunapuna Place								Fee
10.027	UBS AG	158 Sand Island Access Road								Fee
10.028	UBS AG	1926 Auiki Street								Fee
10.029	UBS AG	113 Puuhale Road								Fee
10.030	UBS AG	2250 Pahounui Drive								Fee
10.031	UBS AG	733 Mapunapuna Street								Fee
10.032	UBS AG	761 Ahua Street								Fee
10.033	UBS AG	918 Ahua Street								Fee
10.034	UBS AG	180 Sand Island Access Road								Fee
10.035	UBS AG	2829 Awaawaloa Street								Fee
10.036	UBS AG	120 Mokauea Street								Fee
10.037	UBS AG	2861 Mokumoa Street								Fee
10.038	UBS AG	2826 Kaihikapu Street								Fee
10.039	UBS AG	179 Sand Island Access Road								Fee
10.040	UBS AG	855 Mapunapuna Street								Fee
10.041	UBS AG	2308 Pahounui Drive								Fee
10.042	UBS AG	619 Mapunapuna Street								Fee
10.043	UBS AG	2846-A Awaawaloa Street								Fee
10.044	UBS AG	238 Sand Island Access Road								Fee
10.045	UBS AG	704 Mapunapuna Street								Fee
10.046	UBS AG	120B Mokauea Street								Fee
10.047	UBS AG	1150 Kikowaena Street								Fee
10.048	UBS AG	2127 Auiki Street								Fee
10.049	UBS AG	2810 Paa Street								Fee
10.050	UBS AG	2841 Pukoloa Street								Fee
10.051	UBS AG	1000 Mapunapuna Street								Fee
10.052	UBS AG	2829 Pukoloa Street								Fee
10.053	UBS AG	889 Ahua Street								Fee
10.054	UBS AG	2819 Pukoloa Street								Fee
10.055	UBS AG	1038 Kikowaena Place								Fee
10.056	UBS AG	2965 Mokumoa Street								Fee
10.057	UBS AG	850 Ahua Street								Fee
10.058	UBS AG	1330 Pali Highway								Fee
10.059	UBS AG	2855 Pukoloa Street								Fee
10.060	UBS AG	2865 Pukoloa Street								Fee
10.061	UBS AG	789 Mapunapuna Street								Fee
10.062	UBS AG	2960 Mokumoa Street								Fee
10.063	UBS AG	231B Sand Island Access Road								Fee
10.064	UBS AG	2020 Auiki Street								Fee
10.065	UBS AG	2857 Awaawaloa Street								Fee
10.066	UBS AG	1050 Kikowaena Place								Fee
10.067	UBS AG	2850 Mokumoa Street								Fee
10.068	UBS AG	2840 Mokumoa Street								Fee
10.069	UBS AG	2830 Mokumoa Street								Fee
10.070	UBS AG	960 Mapunapuna Street								Fee
10.071	UBS AG	125B Puuhale Road								Fee
10.072	UBS AG	2809 Kaihikapu Street								Fee
10.073	UBS AG	212 Mohonua Place								Fee
10.074	UBS AG	692 Mapunapuna Street								Fee
10.075	UBS AG	1024 Kikowaena Place								Fee

Sequence #	Seller	Property Name	ARD Step Up (%)	Term	Rem. Term	Amort. Term	Rem. Amort.	Crossed Loan	Original String	Title Type	Grace Period (Late Payment)	Upfront Eng. Reserve	Upfront RE Tax Reserve	Monthly RE Tax Reserve
10.076	UBS AG	669 Ahua Street								Fee
10.077	UBS AG	215 Puuhale Road								Fee
10.078	UBS AG	142 Mokauea Street								Fee
10.079	UBS AG	2847 Awaawaloa Street								Fee
10.080	UBS AG	2816 Awaawaloa Street								Fee
10.081	UBS AG	2928 Kaihikapu Street - B								Fee
10.082	UBS AG	2864 Mokumoa Street								Fee
10.083	UBS AG	770 Mapunapuna Street								Fee
10.084	UBS AG	151 Puuhale Road								Fee
10.085	UBS AG	207 Puuhale Road								Fee
10.086	UBS AG	2970 Mokumoa Street								Fee
10.087	UBS AG	2868 Kaihikapu Street								Fee
10.088	UBS AG	2908 Kaihikapu Street								Fee
10.089	UBS AG	2814 Kilihau Street								Fee
10.090	UBS AG	759 Puuloa Road								Fee
10.091	UBS AG	659 Puuloa Road								Fee
10.092	UBS AG	667 Puuloa Road								Fee
10.093	UBS AG	679 Puuloa Road								Fee
10.094	UBS AG	689 Puuloa Road								Fee
10.095	UBS AG	950 Mapunapuna Street								Fee
10.096	UBS AG	822 Mapunapuna Street								Fee
10.097	UBS AG	842 Mapunapuna Street								Fee
10.098	UBS AG	214 Sand Island Access Road								Fee
10.099	UBS AG	709 Ahua Street								Fee
10.100	UBS AG	766 Mapunapuna Street								Fee
10.101	UBS AG	830 Mapunapuna Street								Fee
10.102	UBS AG	2855 Kaihikapu Street								Fee
10.103	UBS AG	865 Ahua Street								Fee
10.104	UBS AG	852 Mapunapuna Street								Fee
10.105	UBS AG	2906 Kaihikapu Street								Fee
10.106	UBS AG	2879 Paa Street								Fee
10.107	UBS AG	702 Ahua Street								Fee
10.108	UBS AG	2864 Awaawaloa Street								Fee
10.109	UBS AG	2819 Mokumoa Street - A								Fee
10.110	UBS AG	2869 Mokumoa Street								Fee
10.111	UBS AG	2819 Mokumoa Street - B								Fee
10.112	UBS AG	228 Mohonua Place								Fee
10.113	UBS AG	2264 Pahounui Drive								Fee
10.114	UBS AG	808 Ahua Street								Fee
10.115	UBS AG	2827 Kaihikapu Street								Fee
10.116	UBS AG	697 Ahua Street								Fee
10.117	UBS AG	2849 Kaihikapu Street								Fee
10.118	UBS AG	2831 Awaawaloa Street								Fee
10.119	UBS AG	2858 Kaihikapu Street								Fee
10.120	UBS AG	2276 Pahounui Drive								Fee
10.121	UBS AG	2806 Kaihikapu Street								Fee
10.122	UBS AG	1052 Ahua Street								Fee
10.123	UBS AG	2889 Mokumoa Street								Fee
10.124	UBS AG	685 Ahua Street								Fee
10.125	UBS AG	2839 Mokumoa Street								Fee
10.126	UBS AG	94-240 Pupuole Street								Fee
10.127	UBS AG	2928 Kaihikapu Street - A								Fee
10.128	UBS AG	719 Ahua Street								Fee
10.129	UBS AG	2812 Awaawaloa Street								Fee
10.130	UBS AG	2927 Mokumoa Street								Fee
10.131	UBS AG	197 Sand Island Access Road								Fee
10.132	UBS AG	2844 Kaihikapu Street								Fee
10.133	UBS AG	2879 Mokumoa Street								Fee
10.134	UBS AG	2135 Auiki Street								Fee
10.135	UBS AG	855 Ahua Street								Fee
10.136	UBS AG	2122 Kaliawa Street								Fee
10.137	UBS AG	2831 Kaihikapu Street								Fee
10.138	UBS AG	729 Ahua Street								Fee
10.139	UBS AG	739 Ahua Street								Fee
10.140	UBS AG	2833 Paa Street #2								Fee
10.141	UBS AG	2833 Paa Street								Fee
10.142	UBS AG	2815 Kaihikapu Street								Fee
10.143	UBS AG	1062 Kikowaena Place								Fee
10.144	UBS AG	673 Ahua Street								Fee
10.145	UBS AG	2106 Kaliawa Street								Fee
10.146	UBS AG	812 Mapunapuna Street								Fee
10.147	UBS AG	2804 Kilihau Street								Fee
10.148	UBS AG	525 North King Street								Fee
10.149	UBS AG	204 Sand Island Access Road								Fee
10.150	UBS AG	660 Ahua Street								Fee
10.151	UBS AG	218 Mohonua Place								Fee
10.152	UBS AG	125 Puuhale Road								Fee
10.153	UBS AG	645 Ahua Street								Fee
10.154	UBS AG	675 Mapunapuna Street								Fee
10.155	UBS AG	659 Ahua Street								Fee
10.156	UBS AG	1055 Ahua Street								Fee
10.157	UBS AG	944 Ahua Street								Fee

Sequence #	Seller	Property Name	ARD Step Up (%)	Term	Rem. Term	Amort. Term	Rem. Amort.	Crossed Loan	Original String	Title Type	Grace Period (Late Payment)	Upfront Eng. Reserve	Upfront RE Tax Reserve
10.158	UBS AG	2019 Kahai Street								Fee
10.159	UBS AG	2001 Kahai Street								Fee
10.160	UBS AG	106 Puuhale Road								Fee
10.161	UBS AG	2875 Paa Street								Fee
10.162	UBS AG	1024 Mapunapuna Street								Fee
10.163	UBS AG	2760 Kamehameha Highway								Fee
10.164	UBS AG	2635 Waiwai Loop A								Fee
10.165	UBS AG	2635 Waiwai Loop B								Fee
10.166	UBS AG	2836 Awaawaloa Street								Fee
10.167	UBS AG	609 Ahua Street								Fee
10.168	UBS AG	905 Ahua Street								Fee
10.169	UBS AG	2110 Auiki Street								Fee
10.170	UBS AG	140 Puuhale Road								Fee
10.171	UBS AG	2139 Kaliawa Street								Fee
10.172	UBS AG	231 Sand Island Access Road								Fee
10.173	UBS AG	2140 Kaliawa Street								Fee
10.174	UBS AG	33 South Vineyard Boulevard								Fee
10.175	UBS AG	970 Ahua Street								Fee
10.176	UBS AG	960 Ahua Street								Fee
10.177	UBS AG	1045 Mapunapuna Street								Fee
10.178	UBS AG	165 Sand Island Access Road								Fee
10.179	UBS AG	2839 Kilihau Street								Fee
10.180	UBS AG	2829 Kilihau Street								Fee
10.181	UBS AG	2833 Kilihau Street								Fee
10.182	UBS AG	2821 Kilihau Street								Fee
10.183	UBS AG	2808 Kam Highway								Fee
10.184	UBS AG	2815 Kilihau Street								Fee
10.185	UBS AG	2850 Awaawaloa Street								Fee
10.186	UBS AG	846 Ala Lilikoi Street B								Fee
12	UBS AG	Meidinger Tower		120	119	360	360	No	L(25),Def(91),O(4)	Fee	0	0	350,931
18	UBS AG	Maui Portfolio		120	118	360	360	No	L(26),Def(87),O(7)	Fee	0	122,281	68,919
18.01	UBS AG	Maui Beach Hotel								Fee
18.02	UBS AG	Maui Nui Golf Course								Fee
23	UBS AG	Indiana Hotel Portfolio		120	120	300	300	No	L(24),Def(92),O(4)	Fee	0	0	76,751
23.01	UBS AG	Staybridge Suites - Indianapolis								Fee
23.02	UBS AG	Hampton Inn - Scottsburg								Fee
36	UBS AG	Ambler Yards		120	118	360	360	No	L(26),Def(89),O(5)	Leasehold	0	0	23,761
39	UBS AG	CIRE Equity Retail & Industrial Portfolio		120	118	0	0	No	L(24),Grtr1%orYM(89),O(7)	Fee	0	171,330	323,078
39.01	UBS AG	Wood Village Town Center								Fee
39.02	UBS AG	Pecan Promenade								Fee
39.03	UBS AG	Valley Plaza								Fee
39.04	UBS AG	Pear Tree								Fee
39.05	UBS AG	Glendale Market Square								Fee
39.06	UBS AG	Central Park Shopping Center								Fee
39.07	UBS AG	Val Vista Towne Center								Fee
39.08	UBS AG	2641 Hall Ave - Riverside, CA								Fee
39.09	UBS AG	606 W Troy - Indianapolis, IN								Fee
39.10	UBS AG	Homeland - Bartow, FL								Fee
39.11	UBS AG	2621 Hall Ave - Riverside, CA								Fee
44	UBS AG	At Home Store - Palm Beach Gardens		120	118	360	358	No	L(26),Def(90),O(4)	Fee	0	0	0
50	UBS AG	Fairway Plaza & Markets at Maizeland		120	119	360	359	No	L(25),Def(91),O(4)	Fee	0	36,175	35,715
50.01	UBS AG	Markets at Maizeland								Fee
50.02	UBS AG	Fairway Plaza								Fee
52	UBS AG	Greenwich Inn - San Francisco		120	119	360	359	No	L(24),Grtr3%orYM(92),O(4)	Fee	0	5,969	15,675
55	UBS AG	Summerville Plaza		120	120	360	360	No	L(24),Def(90),O(6)	Fee	0	0	92,518
56	UBS AG	Krea Portfolio		120	118	300	298	No	L(26),Def(88),O(6)	Fee	0	392,625	53,892
56.01	UBS AG	Newberry Plaza								Fee
56.02	UBS AG	Shops at Dillon								Fee
56.03	UBS AG	Shops at Hartsville								Fee
67	UBS AG	Baymont Inn & Suites - Mackinaw City		120	120	300	300	No	L(24),Def(92),O(4)	Fee	0	0	14,801
69	UBS AG	Brunswick West Shopping Center		120	119	360	359	No	L(24),Grtr1%orYM(92),O(4)	Fee	0	8,750	29,643

Sequence #	Seller	Property Name	Monthly RE Tax Reserve	RE Tax Escrow Cash or LOC	Counterparty of RE Tax Escrow LOC	Upfront Ins. Reserve	Monthly Ins. Reserve	Insurance Escrow Cash or LOC	Counterparty of Insurance Escrow LOC	Upfront CapEx Reserve	Monthly Capex Reserve	CapEx Reserve Cap
7	UBS AG	Hilton Garden Inn - San Diego Mission Valley Stadium	43,302	Cash		16,866	6,487	Cash		0	Springing
10	UBS AG	ILPT Hawaii Portfolio	Springing			0	Springing			0	0
10.001	UBS AG	2810 Pukoloa Street
10.002	UBS AG	1360 Pali Highway
10.003	UBS AG	1001 Ahua Street
10.004	UBS AG	848 Ala Lilikoi Street A
10.005	UBS AG	2850 Paa Street
10.006	UBS AG	949 Mapunapuna Street
10.007	UBS AG	2828 Paa Street
10.008	UBS AG	80 Sand Island Access Road
10.009	UBS AG	1030 Mapunapuna Street
10.010	UBS AG	150 Puuhale Road
10.011	UBS AG	2344 Pahounui Drive
10.012	UBS AG	120 Sand Island Access Road
10.013	UBS AG	1122 Mapunapuna Street
10.014	UBS AG	2915 Kaihikapu Street
10.015	UBS AG	819 Ahua Street
10.016	UBS AG	2144 Auiki Street
10.017	UBS AG	1027 Kikowaena Place
10.018	UBS AG	1931 Kahai Street
10.019	UBS AG	148 Mokauea Street
10.020	UBS AG	2886 Paa Street
10.021	UBS AG	2838 Kilihau Street
10.022	UBS AG	803 Ahua Street
10.023	UBS AG	220 Puuhale Road
10.024	UBS AG	930 Mapunapuna Street
10.025	UBS AG	2103 Kaliawa Street
10.026	UBS AG	2969 Mapunapuna Place
10.027	UBS AG	158 Sand Island Access Road
10.028	UBS AG	1926 Auiki Street
10.029	UBS AG	113 Puuhale Road
10.030	UBS AG	2250 Pahounui Drive
10.031	UBS AG	733 Mapunapuna Street
10.032	UBS AG	761 Ahua Street
10.033	UBS AG	918 Ahua Street
10.034	UBS AG	180 Sand Island Access Road
10.035	UBS AG	2829 Awaawaloa Street
10.036	UBS AG	120 Mokauea Street
10.037	UBS AG	2861 Mokumoa Street
10.038	UBS AG	2826 Kaihikapu Street
10.039	UBS AG	179 Sand Island Access Road
10.040	UBS AG	855 Mapunapuna Street
10.041	UBS AG	2308 Pahounui Drive
10.042	UBS AG	619 Mapunapuna Street
10.043	UBS AG	2846-A Awaawaloa Street
10.044	UBS AG	238 Sand Island Access Road
10.045	UBS AG	704 Mapunapuna Street
10.046	UBS AG	120B Mokauea Street
10.047	UBS AG	1150 Kikowaena Street
10.048	UBS AG	2127 Auiki Street
10.049	UBS AG	2810 Paa Street
10.050	UBS AG	2841 Pukoloa Street
10.051	UBS AG	1000 Mapunapuna Street
10.052	UBS AG	2829 Pukoloa Street
10.053	UBS AG	889 Ahua Street
10.054	UBS AG	2819 Pukoloa Street
10.055	UBS AG	1038 Kikowaena Place
10.056	UBS AG	2965 Mokumoa Street
10.057	UBS AG	850 Ahua Street
10.058	UBS AG	1330 Pali Highway
10.059	UBS AG	2855 Pukoloa Street
10.060	UBS AG	2865 Pukoloa Street
10.061	UBS AG	789 Mapunapuna Street
10.062	UBS AG	2960 Mokumoa Street
10.063	UBS AG	231B Sand Island Access Road
10.064	UBS AG	2020 Auiki Street
10.065	UBS AG	2857 Awaawaloa Street
10.066	UBS AG	1050 Kikowaena Place
10.067	UBS AG	2850 Mokumoa Street
10.068	UBS AG	2840 Mokumoa Street
10.069	UBS AG	2830 Mokumoa Street
10.070	UBS AG	960 Mapunapuna Street
10.071	UBS AG	125B Puuhale Road
10.072	UBS AG	2809 Kaihikapu Street
10.073	UBS AG	212 Mohonua Place
10.074	UBS AG	692 Mapunapuna Street
10.075	UBS AG	1024 Kikowaena Place

Sequence #	Seller	Property Name	Monthly RE Tax Reserve	RE Tax Escrow Cash or LOC	Counterparty of RE Tax Escrow LOC	Upfront Ins. Reserve	Monthly Ins. Reserve	Insurance Escrow Cash or LOC	Counterparty of Insurance Escrow LOC	Upfront CapEx Reserve	Monthly Capex Reserve	CapEx Reserve Cap
10.076	UBS AG	669 Ahua Street
10.077	UBS AG	215 Puuhale Road
10.078	UBS AG	142 Mokauea Street
10.079	UBS AG	2847 Awaawaloa Street
10.080	UBS AG	2816 Awaawaloa Street
10.081	UBS AG	2928 Kaihikapu Street - B
10.082	UBS AG	2864 Mokumoa Street
10.083	UBS AG	770 Mapunapuna Street
10.084	UBS AG	151 Puuhale Road
10.085	UBS AG	207 Puuhale Road
10.086	UBS AG	2970 Mokumoa Street
10.087	UBS AG	2868 Kaihikapu Street
10.088	UBS AG	2908 Kaihikapu Street
10.089	UBS AG	2814 Kilihau Street
10.090	UBS AG	759 Puuloa Road
10.091	UBS AG	659 Puuloa Road
10.092	UBS AG	667 Puuloa Road
10.093	UBS AG	679 Puuloa Road
10.094	UBS AG	689 Puuloa Road
10.095	UBS AG	950 Mapunapuna Street
10.096	UBS AG	822 Mapunapuna Street
10.097	UBS AG	842 Mapunapuna Street
10.098	UBS AG	214 Sand Island Access Road
10.099	UBS AG	709 Ahua Street
10.100	UBS AG	766 Mapunapuna Street
10.101	UBS AG	830 Mapunapuna Street
10.102	UBS AG	2855 Kaihikapu Street
10.103	UBS AG	865 Ahua Street
10.104	UBS AG	852 Mapunapuna Street
10.105	UBS AG	2906 Kaihikapu Street
10.106	UBS AG	2879 Paa Street
10.107	UBS AG	702 Ahua Street
10.108	UBS AG	2864 Awaawaloa Street
10.109	UBS AG	2819 Mokumoa Street - A
10.110	UBS AG	2869 Mokumoa Street
10.111	UBS AG	2819 Mokumoa Street - B
10.112	UBS AG	228 Mohonua Place
10.113	UBS AG	2264 Pahounui Drive
10.114	UBS AG	808 Ahua Street
10.115	UBS AG	2827 Kaihikapu Street
10.116	UBS AG	697 Ahua Street
10.117	UBS AG	2849 Kaihikapu Street
10.118	UBS AG	2831 Awaawaloa Street
10.119	UBS AG	2858 Kaihikapu Street
10.120	UBS AG	2276 Pahounui Drive
10.121	UBS AG	2806 Kaihikapu Street
10.122	UBS AG	1052 Ahua Street
10.123	UBS AG	2889 Mokumoa Street
10.124	UBS AG	685 Ahua Street
10.125	UBS AG	2839 Mokumoa Street
10.126	UBS AG	94-240 Pupuole Street
10.127	UBS AG	2928 Kaihikapu Street - A
10.128	UBS AG	719 Ahua Street
10.129	UBS AG	2812 Awaawaloa Street
10.130	UBS AG	2927 Mokumoa Street
10.131	UBS AG	197 Sand Island Access Road
10.132	UBS AG	2844 Kaihikapu Street
10.133	UBS AG	2879 Mokumoa Street
10.134	UBS AG	2135 Auiki Street
10.135	UBS AG	855 Ahua Street
10.136	UBS AG	2122 Kaliawa Street
10.137	UBS AG	2831 Kaihikapu Street
10.138	UBS AG	729 Ahua Street
10.139	UBS AG	739 Ahua Street
10.140	UBS AG	2833 Paa Street #2
10.141	UBS AG	2833 Paa Street
10.142	UBS AG	2815 Kaihikapu Street
10.143	UBS AG	1062 Kikowaena Place
10.144	UBS AG	673 Ahua Street
10.145	UBS AG	2106 Kaliawa Street
10.146	UBS AG	812 Mapunapuna Street
10.147	UBS AG	2804 Kilihau Street
10.148	UBS AG	525 North King Street
10.149	UBS AG	204 Sand Island Access Road
10.150	UBS AG	660 Ahua Street
10.151	UBS AG	218 Mohonua Place
10.152	UBS AG	125 Puuhale Road
10.153	UBS AG	645 Ahua Street
10.154	UBS AG	675 Mapunapuna Street
10.155	UBS AG	659 Ahua Street
10.156	UBS AG	1055 Ahua Street
10.157	UBS AG	944 Ahua Street

Sequence #	Seller	Property Name	Monthly RE Tax Reserve	RE Tax Escrow Cash or LOC	Counterparty of RE Tax Escrow LOC	Upfront Ins. Reserve	Monthly Ins. Reserve	Insurance Escrow Cash or LOC	Counterparty of Insurance Escrow LOC	Upfront CapEx Reserve	Monthly Capex Reserve	CapEx Reserve Cap
10.158	UBS AG	2019 Kahai Street
10.159	UBS AG	2001 Kahai Street
10.160	UBS AG	106 Puuhale Road
10.161	UBS AG	2875 Paa Street
10.162	UBS AG	1024 Mapunapuna Street
10.163	UBS AG	2760 Kamehameha Highway
10.164	UBS AG	2635 Waiwai Loop A
10.165	UBS AG	2635 Waiwai Loop B
10.166	UBS AG	2836 Awaawaloa Street
10.167	UBS AG	609 Ahua Street
10.168	UBS AG	905 Ahua Street
10.169	UBS AG	2110 Auiki Street
10.170	UBS AG	140 Puuhale Road
10.171	UBS AG	2139 Kaliawa Street
10.172	UBS AG	231 Sand Island Access Road
10.173	UBS AG	2140 Kaliawa Street
10.174	UBS AG	33 South Vineyard Boulevard
10.175	UBS AG	970 Ahua Street
10.176	UBS AG	960 Ahua Street
10.177	UBS AG	1045 Mapunapuna Street
10.178	UBS AG	165 Sand Island Access Road
10.179	UBS AG	2839 Kilihau Street
10.180	UBS AG	2829 Kilihau Street
10.181	UBS AG	2833 Kilihau Street
10.182	UBS AG	2821 Kilihau Street
10.183	UBS AG	2808 Kam Highway
10.184	UBS AG	2815 Kilihau Street
10.185	UBS AG	2850 Awaawaloa Street
10.186	UBS AG	846 Ala Lilikoi Street B
12	UBS AG	Meidinger Tower	36,555	Cash		0	Springing			0	5,518	198,632
18	UBS AG	Maui Portfolio	12,307	Cash		98,753	27,431	Cash		1,610,000	47,762
18.01	UBS AG	Maui Beach Hotel
18.02	UBS AG	Maui Nui Golf Course
23	UBS AG	Indiana Hotel Portfolio	25,584	Cash		49,468	6,509	Cash		0	Greater of (i) 1/12 of 4% of Gross Revenues or (ii) 1/12 of amount required pursuant to the management agreement and franchise agreement
23.01	UBS AG	Staybridge Suites - Indianapolis
23.02	UBS AG	Hampton Inn - Scottsburg
36	UBS AG	Ambler Yards	9,139	Cash		119,496	10,074	Cash		267,691	4,103
39	UBS AG	CIRE Equity Retail & Industrial Portfolio	161,539	Cash		0	Springing			301,104	20,994	The product of: (x) the sum of (1) the product obtained by multiplying $0.19 by the aggregate number of rentable retail square footage in the Properties, plus (2) the product obtained by multiplying $0.05 by the aggregate number of rentable non-retail square footage in the Properties (provided, that, to the extent all of the Tenants at any Industrial Property are responsible, pursuant to the terms of their respective Leases, for all capital expenditures at such Industrial Property (including base building, structural, mechanical), as reasonably determined by Lender, the square footage of such Industrial Property shall be excluded from the calculation set forth in this subclause (2)); and (y) 2.
39.01	UBS AG	Wood Village Town Center
39.02	UBS AG	Pecan Promenade
39.03	UBS AG	Valley Plaza
39.04	UBS AG	Pear Tree
39.05	UBS AG	Glendale Market Square
39.06	UBS AG	Central Park Shopping Center
39.07	UBS AG	Val Vista Towne Center
39.08	UBS AG	2641 Hall Ave - Riverside, CA
39.09	UBS AG	606 W Troy - Indianapolis, IN
39.10	UBS AG	Homeland - Bartow, FL
39.11	UBS AG	2621 Hall Ave - Riverside, CA
44	UBS AG	At Home Store - Palm Beach Gardens	Springing			0	Springing			0	2,500
50	UBS AG	Fairway Plaza & Markets at Maizeland	7,764	Cash		20,884	4,540	Cash		0	2,311
50.01	UBS AG	Markets at Maizeland
50.02	UBS AG	Fairway Plaza
52	UBS AG	Greenwich Inn - San Francisco	6,029	Cash		8,156	1,359	Cash		0	1,179
55	UBS AG	Summerville Plaza	10,758	Cash		22,052	1,750	Cash		0	1,398	33,540
56	UBS AG	Krea Portfolio	8,166	Cash		9,098	2,993	Cash		150,000	5,265
56.01	UBS AG	Newberry Plaza
56.02	UBS AG	Shops at Dillon
56.03	UBS AG	Shops at Hartsville
67	UBS AG	Baymont Inn & Suites - Mackinaw City	4,111	Cash		3,272	909	Cash		0	Greater of (i) 1/12 of 4% of Gross Revenues or (ii) 1/12 of amount required pursuant to the management agreement and franchise agreement
69	UBS AG	Brunswick West Shopping Center	3,088	Cash		18,921	1,971	Cash		0	1,260

Sequence #	Seller	Property Name	Capex Escrow Cash or LOC	Counterparty of Capex Escrow LOC	Upfront TI/LC Reserve	Monthly TI/LC Reserve	TI/LC Reserve Cap	TI/LC Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Debt Service Reserve	Monthly Debt Service Reserve	Debt Service Reserve Cash or LOC
7	UBS AG	Hilton Garden Inn - San Diego Mission Valley Stadium			0	0				0	0
10	UBS AG	ILPT Hawaii Portfolio			0	0				0	0
10.001	UBS AG	2810 Pukoloa Street
10.002	UBS AG	1360 Pali Highway
10.003	UBS AG	1001 Ahua Street
10.004	UBS AG	848 Ala Lilikoi Street A
10.005	UBS AG	2850 Paa Street
10.006	UBS AG	949 Mapunapuna Street
10.007	UBS AG	2828 Paa Street
10.008	UBS AG	80 Sand Island Access Road
10.009	UBS AG	1030 Mapunapuna Street
10.010	UBS AG	150 Puuhale Road
10.011	UBS AG	2344 Pahounui Drive
10.012	UBS AG	120 Sand Island Access Road
10.013	UBS AG	1122 Mapunapuna Street
10.014	UBS AG	2915 Kaihikapu Street
10.015	UBS AG	819 Ahua Street
10.016	UBS AG	2144 Auiki Street
10.017	UBS AG	1027 Kikowaena Place
10.018	UBS AG	1931 Kahai Street
10.019	UBS AG	148 Mokauea Street
10.020	UBS AG	2886 Paa Street
10.021	UBS AG	2838 Kilihau Street
10.022	UBS AG	803 Ahua Street
10.023	UBS AG	220 Puuhale Road
10.024	UBS AG	930 Mapunapuna Street
10.025	UBS AG	2103 Kaliawa Street
10.026	UBS AG	2969 Mapunapuna Place
10.027	UBS AG	158 Sand Island Access Road
10.028	UBS AG	1926 Auiki Street
10.029	UBS AG	113 Puuhale Road
10.030	UBS AG	2250 Pahounui Drive
10.031	UBS AG	733 Mapunapuna Street
10.032	UBS AG	761 Ahua Street
10.033	UBS AG	918 Ahua Street
10.034	UBS AG	180 Sand Island Access Road
10.035	UBS AG	2829 Awaawaloa Street
10.036	UBS AG	120 Mokauea Street
10.037	UBS AG	2861 Mokumoa Street
10.038	UBS AG	2826 Kaihikapu Street
10.039	UBS AG	179 Sand Island Access Road
10.040	UBS AG	855 Mapunapuna Street
10.041	UBS AG	2308 Pahounui Drive
10.042	UBS AG	619 Mapunapuna Street
10.043	UBS AG	2846-A Awaawaloa Street
10.044	UBS AG	238 Sand Island Access Road
10.045	UBS AG	704 Mapunapuna Street
10.046	UBS AG	120B Mokauea Street
10.047	UBS AG	1150 Kikowaena Street
10.048	UBS AG	2127 Auiki Street
10.049	UBS AG	2810 Paa Street
10.050	UBS AG	2841 Pukoloa Street
10.051	UBS AG	1000 Mapunapuna Street
10.052	UBS AG	2829 Pukoloa Street
10.053	UBS AG	889 Ahua Street
10.054	UBS AG	2819 Pukoloa Street
10.055	UBS AG	1038 Kikowaena Place
10.056	UBS AG	2965 Mokumoa Street
10.057	UBS AG	850 Ahua Street
10.058	UBS AG	1330 Pali Highway
10.059	UBS AG	2855 Pukoloa Street
10.060	UBS AG	2865 Pukoloa Street
10.061	UBS AG	789 Mapunapuna Street
10.062	UBS AG	2960 Mokumoa Street
10.063	UBS AG	231B Sand Island Access Road
10.064	UBS AG	2020 Auiki Street
10.065	UBS AG	2857 Awaawaloa Street
10.066	UBS AG	1050 Kikowaena Place
10.067	UBS AG	2850 Mokumoa Street
10.068	UBS AG	2840 Mokumoa Street
10.069	UBS AG	2830 Mokumoa Street
10.070	UBS AG	960 Mapunapuna Street
10.071	UBS AG	125B Puuhale Road
10.072	UBS AG	2809 Kaihikapu Street
10.073	UBS AG	212 Mohonua Place
10.074	UBS AG	692 Mapunapuna Street
10.075	UBS AG	1024 Kikowaena Place

Sequence #	Seller	Property Name	Capex Escrow Cash or LOC	Counterparty of Capex Escrow LOC	Upfront TI/LC Reserve	Monthly TI/LC Reserve	TI/LC Reserve Cap	TI/LC Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Debt Service Reserve	Monthly Debt Service Reserve	Debt Service Reserve Cash or LOC
10.076	UBS AG	669 Ahua Street
10.077	UBS AG	215 Puuhale Road
10.078	UBS AG	142 Mokauea Street
10.079	UBS AG	2847 Awaawaloa Street
10.080	UBS AG	2816 Awaawaloa Street
10.081	UBS AG	2928 Kaihikapu Street - B
10.082	UBS AG	2864 Mokumoa Street
10.083	UBS AG	770 Mapunapuna Street
10.084	UBS AG	151 Puuhale Road
10.085	UBS AG	207 Puuhale Road
10.086	UBS AG	2970 Mokumoa Street
10.087	UBS AG	2868 Kaihikapu Street
10.088	UBS AG	2908 Kaihikapu Street
10.089	UBS AG	2814 Kilihau Street
10.090	UBS AG	759 Puuloa Road
10.091	UBS AG	659 Puuloa Road
10.092	UBS AG	667 Puuloa Road
10.093	UBS AG	679 Puuloa Road
10.094	UBS AG	689 Puuloa Road
10.095	UBS AG	950 Mapunapuna Street
10.096	UBS AG	822 Mapunapuna Street
10.097	UBS AG	842 Mapunapuna Street
10.098	UBS AG	214 Sand Island Access Road
10.099	UBS AG	709 Ahua Street
10.100	UBS AG	766 Mapunapuna Street
10.101	UBS AG	830 Mapunapuna Street
10.102	UBS AG	2855 Kaihikapu Street
10.103	UBS AG	865 Ahua Street
10.104	UBS AG	852 Mapunapuna Street
10.105	UBS AG	2906 Kaihikapu Street
10.106	UBS AG	2879 Paa Street
10.107	UBS AG	702 Ahua Street
10.108	UBS AG	2864 Awaawaloa Street
10.109	UBS AG	2819 Mokumoa Street - A
10.110	UBS AG	2869 Mokumoa Street
10.111	UBS AG	2819 Mokumoa Street - B
10.112	UBS AG	228 Mohonua Place
10.113	UBS AG	2264 Pahounui Drive
10.114	UBS AG	808 Ahua Street
10.115	UBS AG	2827 Kaihikapu Street
10.116	UBS AG	697 Ahua Street
10.117	UBS AG	2849 Kaihikapu Street
10.118	UBS AG	2831 Awaawaloa Street
10.119	UBS AG	2858 Kaihikapu Street
10.120	UBS AG	2276 Pahounui Drive
10.121	UBS AG	2806 Kaihikapu Street
10.122	UBS AG	1052 Ahua Street
10.123	UBS AG	2889 Mokumoa Street
10.124	UBS AG	685 Ahua Street
10.125	UBS AG	2839 Mokumoa Street
10.126	UBS AG	94-240 Pupuole Street
10.127	UBS AG	2928 Kaihikapu Street - A
10.128	UBS AG	719 Ahua Street
10.129	UBS AG	2812 Awaawaloa Street
10.130	UBS AG	2927 Mokumoa Street
10.131	UBS AG	197 Sand Island Access Road
10.132	UBS AG	2844 Kaihikapu Street
10.133	UBS AG	2879 Mokumoa Street
10.134	UBS AG	2135 Auiki Street
10.135	UBS AG	855 Ahua Street
10.136	UBS AG	2122 Kaliawa Street
10.137	UBS AG	2831 Kaihikapu Street
10.138	UBS AG	729 Ahua Street
10.139	UBS AG	739 Ahua Street
10.140	UBS AG	2833 Paa Street #2
10.141	UBS AG	2833 Paa Street
10.142	UBS AG	2815 Kaihikapu Street
10.143	UBS AG	1062 Kikowaena Place
10.144	UBS AG	673 Ahua Street
10.145	UBS AG	2106 Kaliawa Street
10.146	UBS AG	812 Mapunapuna Street
10.147	UBS AG	2804 Kilihau Street
10.148	UBS AG	525 North King Street
10.149	UBS AG	204 Sand Island Access Road
10.150	UBS AG	660 Ahua Street
10.151	UBS AG	218 Mohonua Place
10.152	UBS AG	125 Puuhale Road
10.153	UBS AG	645 Ahua Street
10.154	UBS AG	675 Mapunapuna Street
10.155	UBS AG	659 Ahua Street
10.156	UBS AG	1055 Ahua Street
10.157	UBS AG	944 Ahua Street

Sequence #	Seller	Property Name	Capex Escrow Cash or LOC	Counterparty of Capex Escrow LOC	Upfront TI/LC Reserve	Monthly TI/LC Reserve	TI/LC Reserve Cap	TI/LC Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Debt Service Reserve	Monthly Debt Service Reserve	Debt Service Reserve Cash or LOC
10.158	UBS AG	2019 Kahai Street
10.159	UBS AG	2001 Kahai Street
10.160	UBS AG	106 Puuhale Road
10.161	UBS AG	2875 Paa Street
10.162	UBS AG	1024 Mapunapuna Street
10.163	UBS AG	2760 Kamehameha Highway
10.164	UBS AG	2635 Waiwai Loop A
10.165	UBS AG	2635 Waiwai Loop B
10.166	UBS AG	2836 Awaawaloa Street
10.167	UBS AG	609 Ahua Street
10.168	UBS AG	905 Ahua Street
10.169	UBS AG	2110 Auiki Street
10.170	UBS AG	140 Puuhale Road
10.171	UBS AG	2139 Kaliawa Street
10.172	UBS AG	231 Sand Island Access Road
10.173	UBS AG	2140 Kaliawa Street
10.174	UBS AG	33 South Vineyard Boulevard
10.175	UBS AG	970 Ahua Street
10.176	UBS AG	960 Ahua Street
10.177	UBS AG	1045 Mapunapuna Street
10.178	UBS AG	165 Sand Island Access Road
10.179	UBS AG	2839 Kilihau Street
10.180	UBS AG	2829 Kilihau Street
10.181	UBS AG	2833 Kilihau Street
10.182	UBS AG	2821 Kilihau Street
10.183	UBS AG	2808 Kam Highway
10.184	UBS AG	2815 Kilihau Street
10.185	UBS AG	2850 Awaawaloa Street
10.186	UBS AG	846 Ala Lilikoi Street B
12	UBS AG	Meidinger Tower			0	20,691	993,162			0	0
18	UBS AG	Maui Portfolio	Cash		0	0				0	0
18.01	UBS AG	Maui Beach Hotel
18.02	UBS AG	Maui Nui Golf Course
23	UBS AG	Indiana Hotel Portfolio			0	0				0	0
23.01	UBS AG	Staybridge Suites - Indianapolis
23.02	UBS AG	Hampton Inn - Scottsburg
36	UBS AG	Ambler Yards	Cash		476,718	20,517	738,615	Cash		165,377	0	Cash
39	UBS AG	CIRE Equity Retail & Industrial Portfolio	Cash		589,027	93,310	An amount equal to the product of: (x) the sum of (1) the product obtained by multiplying $1.00 by the aggregate number of rentable retail square footage in the Properties, plus (2) the product obtained by multiplying $0.50 by the aggregate number of rentable non-retail square footage in the Properties; and (y) 2.	Cash		0	0
39.01	UBS AG	Wood Village Town Center
39.02	UBS AG	Pecan Promenade
39.03	UBS AG	Valley Plaza
39.04	UBS AG	Pear Tree
39.05	UBS AG	Glendale Market Square
39.06	UBS AG	Central Park Shopping Center
39.07	UBS AG	Val Vista Towne Center
39.08	UBS AG	2641 Hall Ave - Riverside, CA
39.09	UBS AG	606 W Troy - Indianapolis, IN
39.10	UBS AG	Homeland - Bartow, FL
39.11	UBS AG	2621 Hall Ave - Riverside, CA
44	UBS AG	At Home Store - Palm Beach Gardens			516,737	3,500		Cash		0	0
50	UBS AG	Fairway Plaza & Markets at Maizeland			0	5,870				0	0
50.01	UBS AG	Markets at Maizeland
50.02	UBS AG	Fairway Plaza
52	UBS AG	Greenwich Inn - San Francisco			0	0				0	0
55	UBS AG	Summerville Plaza			0	1,747	125,775			0	0
56	UBS AG	Krea Portfolio	Cash		500,000	8,774	526,468	Cash		0	0
56.01	UBS AG	Newberry Plaza
56.02	UBS AG	Shops at Dillon
56.03	UBS AG	Shops at Hartsville
67	UBS AG	Baymont Inn & Suites - Mackinaw City			0	0				0	0
69	UBS AG	Brunswick West Shopping Center			0	6,300				0	0

Sequence #	Seller	Property Name	Counterparty of TI/LC Escrow LOC	Upfront Other Description	Upfront Other Reserve	Other Monthly Description
7	UBS AG	Hilton Garden Inn - San Diego Mission Valley Stadium		Ground Lease Security Deposit Reserve: 167,035.50; Ground Rent Reserve: 111,357; PIP Reserve: 42,900	321,293	Ground Rent Reserve: 62,857.41; Seasonality Reserve: 51,806.61
10	UBS AG	ILPT Hawaii Portfolio			0
10.001	UBS AG	2810 Pukoloa Street
10.002	UBS AG	1360 Pali Highway
10.003	UBS AG	1001 Ahua Street
10.004	UBS AG	848 Ala Lilikoi Street A
10.005	UBS AG	2850 Paa Street
10.006	UBS AG	949 Mapunapuna Street
10.007	UBS AG	2828 Paa Street
10.008	UBS AG	80 Sand Island Access Road
10.009	UBS AG	1030 Mapunapuna Street
10.010	UBS AG	150 Puuhale Road
10.011	UBS AG	2344 Pahounui Drive
10.012	UBS AG	120 Sand Island Access Road
10.013	UBS AG	1122 Mapunapuna Street
10.014	UBS AG	2915 Kaihikapu Street
10.015	UBS AG	819 Ahua Street
10.016	UBS AG	2144 Auiki Street
10.017	UBS AG	1027 Kikowaena Place
10.018	UBS AG	1931 Kahai Street
10.019	UBS AG	148 Mokauea Street
10.020	UBS AG	2886 Paa Street
10.021	UBS AG	2838 Kilihau Street
10.022	UBS AG	803 Ahua Street
10.023	UBS AG	220 Puuhale Road
10.024	UBS AG	930 Mapunapuna Street
10.025	UBS AG	2103 Kaliawa Street
10.026	UBS AG	2969 Mapunapuna Place
10.027	UBS AG	158 Sand Island Access Road
10.028	UBS AG	1926 Auiki Street
10.029	UBS AG	113 Puuhale Road
10.030	UBS AG	2250 Pahounui Drive
10.031	UBS AG	733 Mapunapuna Street
10.032	UBS AG	761 Ahua Street
10.033	UBS AG	918 Ahua Street
10.034	UBS AG	180 Sand Island Access Road
10.035	UBS AG	2829 Awaawaloa Street
10.036	UBS AG	120 Mokauea Street
10.037	UBS AG	2861 Mokumoa Street
10.038	UBS AG	2826 Kaihikapu Street
10.039	UBS AG	179 Sand Island Access Road
10.040	UBS AG	855 Mapunapuna Street
10.041	UBS AG	2308 Pahounui Drive
10.042	UBS AG	619 Mapunapuna Street
10.043	UBS AG	2846-A Awaawaloa Street
10.044	UBS AG	238 Sand Island Access Road
10.045	UBS AG	704 Mapunapuna Street
10.046	UBS AG	120B Mokauea Street
10.047	UBS AG	1150 Kikowaena Street
10.048	UBS AG	2127 Auiki Street
10.049	UBS AG	2810 Paa Street
10.050	UBS AG	2841 Pukoloa Street
10.051	UBS AG	1000 Mapunapuna Street
10.052	UBS AG	2829 Pukoloa Street
10.053	UBS AG	889 Ahua Street
10.054	UBS AG	2819 Pukoloa Street
10.055	UBS AG	1038 Kikowaena Place
10.056	UBS AG	2965 Mokumoa Street
10.057	UBS AG	850 Ahua Street
10.058	UBS AG	1330 Pali Highway
10.059	UBS AG	2855 Pukoloa Street
10.060	UBS AG	2865 Pukoloa Street
10.061	UBS AG	789 Mapunapuna Street
10.062	UBS AG	2960 Mokumoa Street
10.063	UBS AG	231B Sand Island Access Road
10.064	UBS AG	2020 Auiki Street
10.065	UBS AG	2857 Awaawaloa Street
10.066	UBS AG	1050 Kikowaena Place
10.067	UBS AG	2850 Mokumoa Street
10.068	UBS AG	2840 Mokumoa Street
10.069	UBS AG	2830 Mokumoa Street
10.070	UBS AG	960 Mapunapuna Street
10.071	UBS AG	125B Puuhale Road
10.072	UBS AG	2809 Kaihikapu Street
10.073	UBS AG	212 Mohonua Place
10.074	UBS AG	692 Mapunapuna Street
10.075	UBS AG	1024 Kikowaena Place

Sequence #	Seller	Property Name	Counterparty of TI/LC Escrow LOC	Upfront Other Description	Upfront Other Reserve	Other Monthly Description
10.076	UBS AG	669 Ahua Street
10.077	UBS AG	215 Puuhale Road
10.078	UBS AG	142 Mokauea Street
10.079	UBS AG	2847 Awaawaloa Street
10.080	UBS AG	2816 Awaawaloa Street
10.081	UBS AG	2928 Kaihikapu Street - B
10.082	UBS AG	2864 Mokumoa Street
10.083	UBS AG	770 Mapunapuna Street
10.084	UBS AG	151 Puuhale Road
10.085	UBS AG	207 Puuhale Road
10.086	UBS AG	2970 Mokumoa Street
10.087	UBS AG	2868 Kaihikapu Street
10.088	UBS AG	2908 Kaihikapu Street
10.089	UBS AG	2814 Kilihau Street
10.090	UBS AG	759 Puuloa Road
10.091	UBS AG	659 Puuloa Road
10.092	UBS AG	667 Puuloa Road
10.093	UBS AG	679 Puuloa Road
10.094	UBS AG	689 Puuloa Road
10.095	UBS AG	950 Mapunapuna Street
10.096	UBS AG	822 Mapunapuna Street
10.097	UBS AG	842 Mapunapuna Street
10.098	UBS AG	214 Sand Island Access Road
10.099	UBS AG	709 Ahua Street
10.100	UBS AG	766 Mapunapuna Street
10.101	UBS AG	830 Mapunapuna Street
10.102	UBS AG	2855 Kaihikapu Street
10.103	UBS AG	865 Ahua Street
10.104	UBS AG	852 Mapunapuna Street
10.105	UBS AG	2906 Kaihikapu Street
10.106	UBS AG	2879 Paa Street
10.107	UBS AG	702 Ahua Street
10.108	UBS AG	2864 Awaawaloa Street
10.109	UBS AG	2819 Mokumoa Street - A
10.110	UBS AG	2869 Mokumoa Street
10.111	UBS AG	2819 Mokumoa Street - B
10.112	UBS AG	228 Mohonua Place
10.113	UBS AG	2264 Pahounui Drive
10.114	UBS AG	808 Ahua Street
10.115	UBS AG	2827 Kaihikapu Street
10.116	UBS AG	697 Ahua Street
10.117	UBS AG	2849 Kaihikapu Street
10.118	UBS AG	2831 Awaawaloa Street
10.119	UBS AG	2858 Kaihikapu Street
10.120	UBS AG	2276 Pahounui Drive
10.121	UBS AG	2806 Kaihikapu Street
10.122	UBS AG	1052 Ahua Street
10.123	UBS AG	2889 Mokumoa Street
10.124	UBS AG	685 Ahua Street
10.125	UBS AG	2839 Mokumoa Street
10.126	UBS AG	94-240 Pupuole Street
10.127	UBS AG	2928 Kaihikapu Street - A
10.128	UBS AG	719 Ahua Street
10.129	UBS AG	2812 Awaawaloa Street
10.130	UBS AG	2927 Mokumoa Street
10.131	UBS AG	197 Sand Island Access Road
10.132	UBS AG	2844 Kaihikapu Street
10.133	UBS AG	2879 Mokumoa Street
10.134	UBS AG	2135 Auiki Street
10.135	UBS AG	855 Ahua Street
10.136	UBS AG	2122 Kaliawa Street
10.137	UBS AG	2831 Kaihikapu Street
10.138	UBS AG	729 Ahua Street
10.139	UBS AG	739 Ahua Street
10.140	UBS AG	2833 Paa Street #2
10.141	UBS AG	2833 Paa Street
10.142	UBS AG	2815 Kaihikapu Street
10.143	UBS AG	1062 Kikowaena Place
10.144	UBS AG	673 Ahua Street
10.145	UBS AG	2106 Kaliawa Street
10.146	UBS AG	812 Mapunapuna Street
10.147	UBS AG	2804 Kilihau Street
10.148	UBS AG	525 North King Street
10.149	UBS AG	204 Sand Island Access Road
10.150	UBS AG	660 Ahua Street
10.151	UBS AG	218 Mohonua Place
10.152	UBS AG	125 Puuhale Road
10.153	UBS AG	645 Ahua Street
10.154	UBS AG	675 Mapunapuna Street
10.155	UBS AG	659 Ahua Street
10.156	UBS AG	1055 Ahua Street
10.157	UBS AG	944 Ahua Street

Sequence #	Seller	Property Name	Counterparty of TI/LC Escrow LOC	Upfront Other Description	Upfront Other Reserve	Other Monthly Description
10.158	UBS AG	2019 Kahai Street
10.159	UBS AG	2001 Kahai Street
10.160	UBS AG	106 Puuhale Road
10.161	UBS AG	2875 Paa Street
10.162	UBS AG	1024 Mapunapuna Street
10.163	UBS AG	2760 Kamehameha Highway
10.164	UBS AG	2635 Waiwai Loop A
10.165	UBS AG	2635 Waiwai Loop B
10.166	UBS AG	2836 Awaawaloa Street
10.167	UBS AG	609 Ahua Street
10.168	UBS AG	905 Ahua Street
10.169	UBS AG	2110 Auiki Street
10.170	UBS AG	140 Puuhale Road
10.171	UBS AG	2139 Kaliawa Street
10.172	UBS AG	231 Sand Island Access Road
10.173	UBS AG	2140 Kaliawa Street
10.174	UBS AG	33 South Vineyard Boulevard
10.175	UBS AG	970 Ahua Street
10.176	UBS AG	960 Ahua Street
10.177	UBS AG	1045 Mapunapuna Street
10.178	UBS AG	165 Sand Island Access Road
10.179	UBS AG	2839 Kilihau Street
10.180	UBS AG	2829 Kilihau Street
10.181	UBS AG	2833 Kilihau Street
10.182	UBS AG	2821 Kilihau Street
10.183	UBS AG	2808 Kam Highway
10.184	UBS AG	2815 Kilihau Street
10.185	UBS AG	2850 Awaawaloa Street
10.186	UBS AG	846 Ala Lilikoi Street B
12	UBS AG	Meidinger Tower		Unfunded Obligations Reserve	134,676
18	UBS AG	Maui Portfolio			0
18.01	UBS AG	Maui Beach Hotel
18.02	UBS AG	Maui Nui Golf Course
23	UBS AG	Indiana Hotel Portfolio		PIP Reserve	1,850,706
23.01	UBS AG	Staybridge Suites - Indianapolis
23.02	UBS AG	Hampton Inn - Scottsburg
36	UBS AG	Ambler Yards		Norac Additive Holdback: 1,385,000; Free Rent Reserve: 274,337	1,659,337
39	UBS AG	CIRE Equity Retail & Industrial Portfolio		Rent Concession Funds Reserve	52,244	Rent Concession Funds Reserve
39.01	UBS AG	Wood Village Town Center
39.02	UBS AG	Pecan Promenade
39.03	UBS AG	Valley Plaza
39.04	UBS AG	Pear Tree
39.05	UBS AG	Glendale Market Square
39.06	UBS AG	Central Park Shopping Center
39.07	UBS AG	Val Vista Towne Center
39.08	UBS AG	2641 Hall Ave - Riverside, CA
39.09	UBS AG	606 W Troy - Indianapolis, IN
39.10	UBS AG	Homeland - Bartow, FL
39.11	UBS AG	2621 Hall Ave - Riverside, CA
44	UBS AG	At Home Store - Palm Beach Gardens		Rent Concession Funds Reserve	240,000
50	UBS AG	Fairway Plaza & Markets at Maizeland			0
50.01	UBS AG	Markets at Maizeland
50.02	UBS AG	Fairway Plaza
52	UBS AG	Greenwich Inn - San Francisco		ADA Reserve	17,000
55	UBS AG	Summerville Plaza		Rent Concession Funds Reserve	81,000
56	UBS AG	Krea Portfolio		Big Lots Roof Reserve: $130,000; TATILC Reserve: $8,511	138,511
56.01	UBS AG	Newberry Plaza
56.02	UBS AG	Shops at Dillon
56.03	UBS AG	Shops at Hartsville
67	UBS AG	Baymont Inn & Suites - Mackinaw City		Seasonality Reserve	275,000
69	UBS AG	Brunswick West Shopping Center			0	Winn Dixie Sales Trigger Reserve

Sequence #	Seller	Property Name	Monthly Other Reserve	Other Reserve Cap	Other Reserve Cash or LOC	Counterparty of Other Escrow LOC	Holdback Amt	Description of LOC	Letter of Credit	Lockbox Type
7	UBS AG	Hilton Garden Inn - San Diego Mission Valley Stadium	114,664		Cash		NAP	NAP	No	Springing
10	UBS AG	ILPT Hawaii Portfolio	0				NAP	NAP	No	Hard
10.001	UBS AG	2810 Pukoloa Street
10.002	UBS AG	1360 Pali Highway
10.003	UBS AG	1001 Ahua Street
10.004	UBS AG	848 Ala Lilikoi Street A
10.005	UBS AG	2850 Paa Street
10.006	UBS AG	949 Mapunapuna Street
10.007	UBS AG	2828 Paa Street
10.008	UBS AG	80 Sand Island Access Road
10.009	UBS AG	1030 Mapunapuna Street
10.010	UBS AG	150 Puuhale Road
10.011	UBS AG	2344 Pahounui Drive
10.012	UBS AG	120 Sand Island Access Road
10.013	UBS AG	1122 Mapunapuna Street
10.014	UBS AG	2915 Kaihikapu Street
10.015	UBS AG	819 Ahua Street
10.016	UBS AG	2144 Auiki Street
10.017	UBS AG	1027 Kikowaena Place
10.018	UBS AG	1931 Kahai Street
10.019	UBS AG	148 Mokauea Street
10.020	UBS AG	2886 Paa Street
10.021	UBS AG	2838 Kilihau Street
10.022	UBS AG	803 Ahua Street
10.023	UBS AG	220 Puuhale Road
10.024	UBS AG	930 Mapunapuna Street
10.025	UBS AG	2103 Kaliawa Street
10.026	UBS AG	2969 Mapunapuna Place
10.027	UBS AG	158 Sand Island Access Road
10.028	UBS AG	1926 Auiki Street
10.029	UBS AG	113 Puuhale Road
10.030	UBS AG	2250 Pahounui Drive
10.031	UBS AG	733 Mapunapuna Street
10.032	UBS AG	761 Ahua Street
10.033	UBS AG	918 Ahua Street
10.034	UBS AG	180 Sand Island Access Road
10.035	UBS AG	2829 Awaawaloa Street
10.036	UBS AG	120 Mokauea Street
10.037	UBS AG	2861 Mokumoa Street
10.038	UBS AG	2826 Kaihikapu Street
10.039	UBS AG	179 Sand Island Access Road
10.040	UBS AG	855 Mapunapuna Street
10.041	UBS AG	2308 Pahounui Drive
10.042	UBS AG	619 Mapunapuna Street
10.043	UBS AG	2846-A Awaawaloa Street
10.044	UBS AG	238 Sand Island Access Road
10.045	UBS AG	704 Mapunapuna Street
10.046	UBS AG	120B Mokauea Street
10.047	UBS AG	1150 Kikowaena Street
10.048	UBS AG	2127 Auiki Street
10.049	UBS AG	2810 Paa Street
10.050	UBS AG	2841 Pukoloa Street
10.051	UBS AG	1000 Mapunapuna Street
10.052	UBS AG	2829 Pukoloa Street
10.053	UBS AG	889 Ahua Street
10.054	UBS AG	2819 Pukoloa Street
10.055	UBS AG	1038 Kikowaena Place
10.056	UBS AG	2965 Mokumoa Street
10.057	UBS AG	850 Ahua Street
10.058	UBS AG	1330 Pali Highway
10.059	UBS AG	2855 Pukoloa Street
10.060	UBS AG	2865 Pukoloa Street
10.061	UBS AG	789 Mapunapuna Street
10.062	UBS AG	2960 Mokumoa Street
10.063	UBS AG	231B Sand Island Access Road
10.064	UBS AG	2020 Auiki Street
10.065	UBS AG	2857 Awaawaloa Street
10.066	UBS AG	1050 Kikowaena Place
10.067	UBS AG	2850 Mokumoa Street
10.068	UBS AG	2840 Mokumoa Street
10.069	UBS AG	2830 Mokumoa Street
10.070	UBS AG	960 Mapunapuna Street
10.071	UBS AG	125B Puuhale Road
10.072	UBS AG	2809 Kaihikapu Street
10.073	UBS AG	212 Mohonua Place
10.074	UBS AG	692 Mapunapuna Street
10.075	UBS AG	1024 Kikowaena Place

Sequence #	Seller	Property Name	Monthly Other Reserve	Other Reserve Cap	Other Reserve Cash or LOC	Counterparty of Other Escrow LOC	Holdback Amt	Description of LOC	Letter of Credit	Lockbox Type
10.076	UBS AG	669 Ahua Street
10.077	UBS AG	215 Puuhale Road
10.078	UBS AG	142 Mokauea Street
10.079	UBS AG	2847 Awaawaloa Street
10.080	UBS AG	2816 Awaawaloa Street
10.081	UBS AG	2928 Kaihikapu Street - B
10.082	UBS AG	2864 Mokumoa Street
10.083	UBS AG	770 Mapunapuna Street
10.084	UBS AG	151 Puuhale Road
10.085	UBS AG	207 Puuhale Road
10.086	UBS AG	2970 Mokumoa Street
10.087	UBS AG	2868 Kaihikapu Street
10.088	UBS AG	2908 Kaihikapu Street
10.089	UBS AG	2814 Kilihau Street
10.090	UBS AG	759 Puuloa Road
10.091	UBS AG	659 Puuloa Road
10.092	UBS AG	667 Puuloa Road
10.093	UBS AG	679 Puuloa Road
10.094	UBS AG	689 Puuloa Road
10.095	UBS AG	950 Mapunapuna Street
10.096	UBS AG	822 Mapunapuna Street
10.097	UBS AG	842 Mapunapuna Street
10.098	UBS AG	214 Sand Island Access Road
10.099	UBS AG	709 Ahua Street
10.100	UBS AG	766 Mapunapuna Street
10.101	UBS AG	830 Mapunapuna Street
10.102	UBS AG	2855 Kaihikapu Street
10.103	UBS AG	865 Ahua Street
10.104	UBS AG	852 Mapunapuna Street
10.105	UBS AG	2906 Kaihikapu Street
10.106	UBS AG	2879 Paa Street
10.107	UBS AG	702 Ahua Street
10.108	UBS AG	2864 Awaawaloa Street
10.109	UBS AG	2819 Mokumoa Street - A
10.110	UBS AG	2869 Mokumoa Street
10.111	UBS AG	2819 Mokumoa Street - B
10.112	UBS AG	228 Mohonua Place
10.113	UBS AG	2264 Pahounui Drive
10.114	UBS AG	808 Ahua Street
10.115	UBS AG	2827 Kaihikapu Street
10.116	UBS AG	697 Ahua Street
10.117	UBS AG	2849 Kaihikapu Street
10.118	UBS AG	2831 Awaawaloa Street
10.119	UBS AG	2858 Kaihikapu Street
10.120	UBS AG	2276 Pahounui Drive
10.121	UBS AG	2806 Kaihikapu Street
10.122	UBS AG	1052 Ahua Street
10.123	UBS AG	2889 Mokumoa Street
10.124	UBS AG	685 Ahua Street
10.125	UBS AG	2839 Mokumoa Street
10.126	UBS AG	94-240 Pupuole Street
10.127	UBS AG	2928 Kaihikapu Street - A
10.128	UBS AG	719 Ahua Street
10.129	UBS AG	2812 Awaawaloa Street
10.130	UBS AG	2927 Mokumoa Street
10.131	UBS AG	197 Sand Island Access Road
10.132	UBS AG	2844 Kaihikapu Street
10.133	UBS AG	2879 Mokumoa Street
10.134	UBS AG	2135 Auiki Street
10.135	UBS AG	855 Ahua Street
10.136	UBS AG	2122 Kaliawa Street
10.137	UBS AG	2831 Kaihikapu Street
10.138	UBS AG	729 Ahua Street
10.139	UBS AG	739 Ahua Street
10.140	UBS AG	2833 Paa Street #2
10.141	UBS AG	2833 Paa Street
10.142	UBS AG	2815 Kaihikapu Street
10.143	UBS AG	1062 Kikowaena Place
10.144	UBS AG	673 Ahua Street
10.145	UBS AG	2106 Kaliawa Street
10.146	UBS AG	812 Mapunapuna Street
10.147	UBS AG	2804 Kilihau Street
10.148	UBS AG	525 North King Street
10.149	UBS AG	204 Sand Island Access Road
10.150	UBS AG	660 Ahua Street
10.151	UBS AG	218 Mohonua Place
10.152	UBS AG	125 Puuhale Road
10.153	UBS AG	645 Ahua Street
10.154	UBS AG	675 Mapunapuna Street
10.155	UBS AG	659 Ahua Street
10.156	UBS AG	1055 Ahua Street
10.157	UBS AG	944 Ahua Street

Sequence #	Seller	Property Name	Monthly Other Reserve	Other Reserve Cap	Other Reserve Cash or LOC	Counterparty of Other Escrow LOC	Holdback Amt	Description of LOC	Letter of Credit	Lockbox Type
10.158	UBS AG	2019 Kahai Street
10.159	UBS AG	2001 Kahai Street
10.160	UBS AG	106 Puuhale Road
10.161	UBS AG	2875 Paa Street
10.162	UBS AG	1024 Mapunapuna Street
10.163	UBS AG	2760 Kamehameha Highway
10.164	UBS AG	2635 Waiwai Loop A
10.165	UBS AG	2635 Waiwai Loop B
10.166	UBS AG	2836 Awaawaloa Street
10.167	UBS AG	609 Ahua Street
10.168	UBS AG	905 Ahua Street
10.169	UBS AG	2110 Auiki Street
10.170	UBS AG	140 Puuhale Road
10.171	UBS AG	2139 Kaliawa Street
10.172	UBS AG	231 Sand Island Access Road
10.173	UBS AG	2140 Kaliawa Street
10.174	UBS AG	33 South Vineyard Boulevard
10.175	UBS AG	970 Ahua Street
10.176	UBS AG	960 Ahua Street
10.177	UBS AG	1045 Mapunapuna Street
10.178	UBS AG	165 Sand Island Access Road
10.179	UBS AG	2839 Kilihau Street
10.180	UBS AG	2829 Kilihau Street
10.181	UBS AG	2833 Kilihau Street
10.182	UBS AG	2821 Kilihau Street
10.183	UBS AG	2808 Kam Highway
10.184	UBS AG	2815 Kilihau Street
10.185	UBS AG	2850 Awaawaloa Street
10.186	UBS AG	846 Ala Lilikoi Street B
12	UBS AG	Meidinger Tower	0		Cash		NAP	NAP	No	Hard
18	UBS AG	Maui Portfolio	0				NAP	NAP	No	Hard
18.01	UBS AG	Maui Beach Hotel
18.02	UBS AG	Maui Nui Golf Course
23	UBS AG	Indiana Hotel Portfolio	0		Cash		NAP	NAP	No	Hard
23.01	UBS AG	Staybridge Suites - Indianapolis
23.02	UBS AG	Hampton Inn - Scottsburg
36	UBS AG	Ambler Yards	0		Cash		NAP	Letter of Credit ($1,395,056.95) to pay any costs, expenses, liabilities, payments or fees in connection with the Land Development Agreement.	Yes	Soft
39	UBS AG	CIRE Equity Retail & Industrial Portfolio	Springing		Cash		NAP	NAP	No	Hard
39.01	UBS AG	Wood Village Town Center
39.02	UBS AG	Pecan Promenade
39.03	UBS AG	Valley Plaza
39.04	UBS AG	Pear Tree
39.05	UBS AG	Glendale Market Square
39.06	UBS AG	Central Park Shopping Center
39.07	UBS AG	Val Vista Towne Center
39.08	UBS AG	2641 Hall Ave - Riverside, CA
39.09	UBS AG	606 W Troy - Indianapolis, IN
39.10	UBS AG	Homeland - Bartow, FL
39.11	UBS AG	2621 Hall Ave - Riverside, CA
44	UBS AG	At Home Store - Palm Beach Gardens	0		Cash		NAP	NAP	No	Hard
50	UBS AG	Fairway Plaza & Markets at Maizeland	0				NAP	NAP	No	Soft
50.01	UBS AG	Markets at Maizeland
50.02	UBS AG	Fairway Plaza
52	UBS AG	Greenwich Inn - San Francisco	0		Cash		NAP	NAP	No	Hard
55	UBS AG	Summerville Plaza	0		Cash		NAP	NAP	No	Soft
56	UBS AG	Krea Portfolio	0		Cash		NAP	NAP	No	Hard
56.01	UBS AG	Newberry Plaza
56.02	UBS AG	Shops at Dillon
56.03	UBS AG	Shops at Hartsville
67	UBS AG	Baymont Inn & Suites - Mackinaw City	0		Cash		NAP	NAP	No	Springing
69	UBS AG	Brunswick West Shopping Center	Springing	500,000			NAP	NAP	No	Hard

Sequence #	Seller	Property Name	Borrower Name	Sponsor	Servicing Fee Rate
7	UBS AG	Hilton Garden Inn - San Diego Mission Valley Stadium	SDMV Hotel Partners, LP	Li Hui Lo	0.00250%
10	UBS AG	ILPT Hawaii Portfolio	Higgins Properties LLC, Masters Properties LLC, Robin 1 Properties LLC, Tanaka Properties LLC, ILPT TSM Properties LLC, Z&A Properties LLC, LTMAC Properties LLC, ILPT Orville Properties LLC, RFRI Properties LLC, TedCal Properties LLC	Industrial Logistics Properties Trust	0.00250%
10.001	UBS AG	2810 Pukoloa Street
10.002	UBS AG	1360 Pali Highway
10.003	UBS AG	1001 Ahua Street
10.004	UBS AG	848 Ala Lilikoi Street A
10.005	UBS AG	2850 Paa Street
10.006	UBS AG	949 Mapunapuna Street
10.007	UBS AG	2828 Paa Street
10.008	UBS AG	80 Sand Island Access Road
10.009	UBS AG	1030 Mapunapuna Street
10.010	UBS AG	150 Puuhale Road
10.011	UBS AG	2344 Pahounui Drive
10.012	UBS AG	120 Sand Island Access Road
10.013	UBS AG	1122 Mapunapuna Street
10.014	UBS AG	2915 Kaihikapu Street
10.015	UBS AG	819 Ahua Street
10.016	UBS AG	2144 Auiki Street
10.017	UBS AG	1027 Kikowaena Place
10.018	UBS AG	1931 Kahai Street
10.019	UBS AG	148 Mokauea Street
10.020	UBS AG	2886 Paa Street
10.021	UBS AG	2838 Kilihau Street
10.022	UBS AG	803 Ahua Street
10.023	UBS AG	220 Puuhale Road
10.024	UBS AG	930 Mapunapuna Street
10.025	UBS AG	2103 Kaliawa Street
10.026	UBS AG	2969 Mapunapuna Place
10.027	UBS AG	158 Sand Island Access Road
10.028	UBS AG	1926 Auiki Street
10.029	UBS AG	113 Puuhale Road
10.030	UBS AG	2250 Pahounui Drive
10.031	UBS AG	733 Mapunapuna Street
10.032	UBS AG	761 Ahua Street
10.033	UBS AG	918 Ahua Street
10.034	UBS AG	180 Sand Island Access Road
10.035	UBS AG	2829 Awaawaloa Street
10.036	UBS AG	120 Mokauea Street
10.037	UBS AG	2861 Mokumoa Street
10.038	UBS AG	2826 Kaihikapu Street
10.039	UBS AG	179 Sand Island Access Road
10.040	UBS AG	855 Mapunapuna Street
10.041	UBS AG	2308 Pahounui Drive
10.042	UBS AG	619 Mapunapuna Street
10.043	UBS AG	2846-A Awaawaloa Street
10.044	UBS AG	238 Sand Island Access Road
10.045	UBS AG	704 Mapunapuna Street
10.046	UBS AG	120B Mokauea Street
10.047	UBS AG	1150 Kikowaena Street
10.048	UBS AG	2127 Auiki Street
10.049	UBS AG	2810 Paa Street
10.050	UBS AG	2841 Pukoloa Street
10.051	UBS AG	1000 Mapunapuna Street
10.052	UBS AG	2829 Pukoloa Street
10.053	UBS AG	889 Ahua Street
10.054	UBS AG	2819 Pukoloa Street
10.055	UBS AG	1038 Kikowaena Place
10.056	UBS AG	2965 Mokumoa Street
10.057	UBS AG	850 Ahua Street
10.058	UBS AG	1330 Pali Highway
10.059	UBS AG	2855 Pukoloa Street
10.060	UBS AG	2865 Pukoloa Street
10.061	UBS AG	789 Mapunapuna Street
10.062	UBS AG	2960 Mokumoa Street
10.063	UBS AG	231B Sand Island Access Road
10.064	UBS AG	2020 Auiki Street
10.065	UBS AG	2857 Awaawaloa Street
10.066	UBS AG	1050 Kikowaena Place
10.067	UBS AG	2850 Mokumoa Street
10.068	UBS AG	2840 Mokumoa Street
10.069	UBS AG	2830 Mokumoa Street
10.070	UBS AG	960 Mapunapuna Street
10.071	UBS AG	125B Puuhale Road
10.072	UBS AG	2809 Kaihikapu Street
10.073	UBS AG	212 Mohonua Place
10.074	UBS AG	692 Mapunapuna Street
10.075	UBS AG	1024 Kikowaena Place

Sequence #	Seller	Property Name	Borrower Name	Sponsor	Servicing Fee Rate
10.076	UBS AG	669 Ahua Street
10.077	UBS AG	215 Puuhale Road
10.078	UBS AG	142 Mokauea Street
10.079	UBS AG	2847 Awaawaloa Street
10.080	UBS AG	2816 Awaawaloa Street
10.081	UBS AG	2928 Kaihikapu Street - B
10.082	UBS AG	2864 Mokumoa Street
10.083	UBS AG	770 Mapunapuna Street
10.084	UBS AG	151 Puuhale Road
10.085	UBS AG	207 Puuhale Road
10.086	UBS AG	2970 Mokumoa Street
10.087	UBS AG	2868 Kaihikapu Street
10.088	UBS AG	2908 Kaihikapu Street
10.089	UBS AG	2814 Kilihau Street
10.090	UBS AG	759 Puuloa Road
10.091	UBS AG	659 Puuloa Road
10.092	UBS AG	667 Puuloa Road
10.093	UBS AG	679 Puuloa Road
10.094	UBS AG	689 Puuloa Road
10.095	UBS AG	950 Mapunapuna Street
10.096	UBS AG	822 Mapunapuna Street
10.097	UBS AG	842 Mapunapuna Street
10.098	UBS AG	214 Sand Island Access Road
10.099	UBS AG	709 Ahua Street
10.100	UBS AG	766 Mapunapuna Street
10.101	UBS AG	830 Mapunapuna Street
10.102	UBS AG	2855 Kaihikapu Street
10.103	UBS AG	865 Ahua Street
10.104	UBS AG	852 Mapunapuna Street
10.105	UBS AG	2906 Kaihikapu Street
10.106	UBS AG	2879 Paa Street
10.107	UBS AG	702 Ahua Street
10.108	UBS AG	2864 Awaawaloa Street
10.109	UBS AG	2819 Mokumoa Street - A
10.110	UBS AG	2869 Mokumoa Street
10.111	UBS AG	2819 Mokumoa Street - B
10.112	UBS AG	228 Mohonua Place
10.113	UBS AG	2264 Pahounui Drive
10.114	UBS AG	808 Ahua Street
10.115	UBS AG	2827 Kaihikapu Street
10.116	UBS AG	697 Ahua Street
10.117	UBS AG	2849 Kaihikapu Street
10.118	UBS AG	2831 Awaawaloa Street
10.119	UBS AG	2858 Kaihikapu Street
10.120	UBS AG	2276 Pahounui Drive
10.121	UBS AG	2806 Kaihikapu Street
10.122	UBS AG	1052 Ahua Street
10.123	UBS AG	2889 Mokumoa Street
10.124	UBS AG	685 Ahua Street
10.125	UBS AG	2839 Mokumoa Street
10.126	UBS AG	94-240 Pupuole Street
10.127	UBS AG	2928 Kaihikapu Street - A
10.128	UBS AG	719 Ahua Street
10.129	UBS AG	2812 Awaawaloa Street
10.130	UBS AG	2927 Mokumoa Street
10.131	UBS AG	197 Sand Island Access Road
10.132	UBS AG	2844 Kaihikapu Street
10.133	UBS AG	2879 Mokumoa Street
10.134	UBS AG	2135 Auiki Street
10.135	UBS AG	855 Ahua Street
10.136	UBS AG	2122 Kaliawa Street
10.137	UBS AG	2831 Kaihikapu Street
10.138	UBS AG	729 Ahua Street
10.139	UBS AG	739 Ahua Street
10.140	UBS AG	2833 Paa Street #2
10.141	UBS AG	2833 Paa Street
10.142	UBS AG	2815 Kaihikapu Street
10.143	UBS AG	1062 Kikowaena Place
10.144	UBS AG	673 Ahua Street
10.145	UBS AG	2106 Kaliawa Street
10.146	UBS AG	812 Mapunapuna Street
10.147	UBS AG	2804 Kilihau Street
10.148	UBS AG	525 North King Street
10.149	UBS AG	204 Sand Island Access Road
10.150	UBS AG	660 Ahua Street
10.151	UBS AG	218 Mohonua Place
10.152	UBS AG	125 Puuhale Road
10.153	UBS AG	645 Ahua Street
10.154	UBS AG	675 Mapunapuna Street
10.155	UBS AG	659 Ahua Street
10.156	UBS AG	1055 Ahua Street
10.157	UBS AG	944 Ahua Street

Sequence #	Seller	Property Name	Borrower Name	Sponsor	Servicing Fee Rate
10.158	UBS AG	2019 Kahai Street
10.159	UBS AG	2001 Kahai Street
10.160	UBS AG	106 Puuhale Road
10.161	UBS AG	2875 Paa Street
10.162	UBS AG	1024 Mapunapuna Street
10.163	UBS AG	2760 Kamehameha Highway
10.164	UBS AG	2635 Waiwai Loop A
10.165	UBS AG	2635 Waiwai Loop B
10.166	UBS AG	2836 Awaawaloa Street
10.167	UBS AG	609 Ahua Street
10.168	UBS AG	905 Ahua Street
10.169	UBS AG	2110 Auiki Street
10.170	UBS AG	140 Puuhale Road
10.171	UBS AG	2139 Kaliawa Street
10.172	UBS AG	231 Sand Island Access Road
10.173	UBS AG	2140 Kaliawa Street
10.174	UBS AG	33 South Vineyard Boulevard
10.175	UBS AG	970 Ahua Street
10.176	UBS AG	960 Ahua Street
10.177	UBS AG	1045 Mapunapuna Street
10.178	UBS AG	165 Sand Island Access Road
10.179	UBS AG	2839 Kilihau Street
10.180	UBS AG	2829 Kilihau Street
10.181	UBS AG	2833 Kilihau Street
10.182	UBS AG	2821 Kilihau Street
10.183	UBS AG	2808 Kam Highway
10.184	UBS AG	2815 Kilihau Street
10.185	UBS AG	2850 Awaawaloa Street
10.186	UBS AG	846 Ala Lilikoi Street B
12	UBS AG	Meidinger Tower	Meidinger Building Owner, LLC	Charles Stein, Dennis Udwin	0.00250%
18	UBS AG	Maui Portfolio	Ampersand Venture 1 LLC, Ampersand Venture 3 LLC	Benjamin G. Rafter	0.00250%
18.01	UBS AG	Maui Beach Hotel
18.02	UBS AG	Maui Nui Golf Course
23	UBS AG	Indiana Hotel Portfolio	Crosspoint Hotel, LLC, Scottsburg Hotel, LLC	Michael A. Dora, Shirley Dora	0.00250%
23.01	UBS AG	Staybridge Suites - Indianapolis
23.02	UBS AG	Hampton Inn - Scottsburg
36	UBS AG	Ambler Yards	AY Commercial, LP	Matthew P. Sigel, Marcus A. Policarpo	0.00250%
39	UBS AG	CIRE Equity Retail & Industrial Portfolio	CP Denver REH, LLC, Glendale REH, LLC, IFCO Homeland REH, LLC, Pecan REH, LLC, Pear Tree REH, LLC, Valley Plaza REH, LLC, VAL Vista REH, LLC, Wood Village REH, LLC, 2621 Hall Ave REH, LLC, 2641 Hall Avenue REH, LLC, 606 W Troy REH, LLC	Trevor Smith, Joshua Volen, CIRE OpCo I, LLC	0.01020%
39.01	UBS AG	Wood Village Town Center
39.02	UBS AG	Pecan Promenade
39.03	UBS AG	Valley Plaza
39.04	UBS AG	Pear Tree
39.05	UBS AG	Glendale Market Square
39.06	UBS AG	Central Park Shopping Center
39.07	UBS AG	Val Vista Towne Center
39.08	UBS AG	2641 Hall Ave - Riverside, CA
39.09	UBS AG	606 W Troy - Indianapolis, IN
39.10	UBS AG	Homeland - Bartow, FL
39.11	UBS AG	2621 Hall Ave - Riverside, CA
44	UBS AG	At Home Store - Palm Beach Gardens	PEBB PBG, LLC	Bruce H. Weiner	0.00250%
50	UBS AG	Fairway Plaza & Markets at Maizeland	Fairway Plaza, LLC, Markets at Maizeland, LLC	Michael R. Thibault	0.00250%
50.01	UBS AG	Markets at Maizeland
50.02	UBS AG	Fairway Plaza
52	UBS AG	Greenwich Inn - San Francisco	3201 Steiner St., LLC	Kiransinh B. Thakor	0.00250%
55	UBS AG	Summerville Plaza	Summerville Plaza, LLC	David Pendleton Hodge, Christopher P. Albano, John C. Canouse, Cynthia Copeland Hodge	0.00250%
56	UBS AG	Krea Portfolio	Shops at Newberry DE, LLC, Shops at Hartsville DE, LLC, Shops at Dillon DE, LLC	Cristina Falla, Jose Falla	0.00250%
56.01	UBS AG	Newberry Plaza
56.02	UBS AG	Shops at Dillon
56.03	UBS AG	Shops at Hartsville
67	UBS AG	Baymont Inn & Suites - Mackinaw City	Gurukrippa 6 LLC	Rajpal Kaur	0.00250%
69	UBS AG	Brunswick West Shopping Center	H&R Brunswick LLC	Joseph Eisenberger	0.00250%

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the date hereof:

(a)                The Mortgage Loan Seller is duly organized and validly existing as a Swiss banking corporation operating through a duly licensed U.S. branch office for purposes of the BBCMS Mortgage Trust 2019-C4.

(b)               The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)                The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)               This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)                The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)                No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and

Exh. B-1-1

recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)               No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)               The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)                 The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)                 The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)               After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)                 The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)             No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)               The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

(o)               The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the date hereof:

(a)                it is a limited liability company duly organized, validly existing, and in good standing in the State of Delaware;

(b)               it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

(c)                it has the power and authority to own its property and to carry on its business as now conducted;

(d)               it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of formation or operating agreement of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser’s property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

(e)                this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

(f)                the execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all requisite action by the Purchaser and will not violate or breach any provision of its organizational documents;

(g)               it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

Exh. B-2-1

(h)               it has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

(i)                 all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made;

(j)                 it has not intentionally violated any provisions of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001; and

(k)               it (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountant’s Due Diligence Reports and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters and the Initial Purchasers at least six (6) Business Days before the first sale in the offering contemplated by the Prospectus and Final Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) Business Days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

Exh. B-2-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

1.       Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller or (with respect to any Non-Serviced Mortgage Loan) to the related Non-Serviced Trustee for the related non-serviced securitization trust), participation (it being understood that a Mortgage Loan that is part of a Whole Loan does not constitute a participation) or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan), any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

2.       Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment premium/yield maintenance charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

Exh. C-1

3.       Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

4.       Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable by the Trust against such franchisor, either directly or as an assignee of the originator. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office.

5.       Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such Mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the Mortgagor nor the guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Mortgage Loan Seller on or after the Cut-off Date.

6.       Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its affiliate is in recordable form (but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 7 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded mechanics’ or materialmen’s liens and other recorded encumbrances that would be prior to or equal with the lien of the related Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), except those which are bonded over, escrowed

Exh. C-2

for or insured against by the applicable Title Policy (as described below), and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

7.       Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a cross-collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same cross-collateralized group of Mortgage Loans, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage.

Exh. C-3

8.       Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances, mechanics’ or materialmen’s liens (which are the subject of the representation in paragraph (6) above), and equipment and other personal property financing. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the Mortgagor other than as set forth on Exhibit C-32-1.

9.       Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions (and, in the case of a Mortgage Loan that is part of a Whole Loan, subject to the related Assignment of Leases constituting security for the entire Whole Loan), each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

10.       Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the Mortgage Loan (or, if not filed and/or recorded, has submitted or caused to be submitted in proper form for filing and/or recording) to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

11.       Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date.

Exh. C-4

To the Mortgage Loan Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) deferred maintenance for which escrows were established at origination and (ii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

12.       Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

13.       Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

14.       Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 7), an engineering report or property condition assessment as described in paragraph 11, applicable local law compliance materials as described in paragraph 25, and the ESA (as defined in paragraph 41), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents; (f) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan; or (g) the current principal use of the Mortgaged Property.

15.       Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with the Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the depositor or its servicer (or, in the case of a Non-Serviced

Exh. C-5

Mortgage Loan, to the related depositor under the Non-Serviced PSA or Non-Serviced Master Servicer for the related non-serviced securitization trust).

16.       No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback).

17.       Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating meeting the Insurance Rating Requirements (as defined below), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

“Insurance Ratings Requirements” means either (1) a claims paying or financial strength rating of at least “A-:VIII” from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from S&P Global Ratings or (2) the Syndicate Insurance Ratings Requirements. “Syndicate Insurance Ratings Requirements” means insurance provided by a syndicate of insurers, as to which (i) if such syndicate consists of 5 or more members, at least 60% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 40% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings, and (ii) if such syndicate consists of 4 or fewer members, at least 75% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 25% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in an amount equal to the maximum amount available under the National Flood

Exh. C-6

Insurance Program, plus such additional excess flood coverage in an amount as is generally required by prudent institutional commercial mortgage lenders originating mortgage loans for securitization.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by S&P Global Ratings in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds (or an amount equal to such insurance proceeds) in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan, the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as

Exh. C-7

a loss payee under a Mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee (or, in the case of a Non-Serviced Mortgage Loan, the applicable Non-Serviced Trustee). Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

18.       Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 7) and survey, if any, an engineering report or property condition assessment as described in paragraph 11, applicable local law compliance materials as described in paragraph 25, and the ESA (as defined in paragraph 41), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

19.       No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that are insured against by the applicable Title Policy; and (c) no material improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

20.       No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Mortgage Loan Seller.

Exh. C-8

21.       REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including permanently affixed buildings and distinct structural components, such as wiring, plumbing systems and central heating and air-conditioning systems, that are integrated into such buildings, serve such buildings in their passive functions and do not produce or contribute to the production of income other than consideration for the use or occupancy of space, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premiums and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

22.       Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, yield maintenance charge or prepayment premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

23.       Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

24.       Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

Exh. C-9

25.       Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, (c) title insurance policy coverage has been obtained with respect to any non-conforming use or structure, or (d) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property. The Mortgage Loan documents require the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

26.       Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises and applicable governmental approvals does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan documents require the related Mortgagor to comply in all material respects with all applicable regulations, zoning and building laws.

27.       Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) the Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or

Exh. C-10

(iii) transfers of either the Mortgaged Property or controlling equity interests in the Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) the Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) the Mortgagor’s fraud or intentional material misrepresentation; (iii) breaches of the environmental covenants in the Mortgage Loan documents; or (iv) the Mortgagor’s commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

28.       Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 33) of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 33 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released

Exh. C-11

to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

29.       Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls (or maintenance schedules in the case of Mortgage Loans secured by residential cooperative properties) for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

30.       Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIPRA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIPRA, or damages related thereto, except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Schedule C; provided, that if TRIPRA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Mortgage Loan, and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

31.       Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide

Exh. C-12

for transfers without the consent of the Mortgagee which are customarily acceptable to the Mortgage Loan Seller, including, but not limited to, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than, or other than, a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs 28 and 33 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1, or future permitted mezzanine debt as set forth on Exhibit C-32-2 or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan as set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

32.       Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

33.       Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions

Exh. C-13

specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment premium) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment premium), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (A) 110% of the allocated loan amount for the real property to be released and (B) the outstanding principal balance of the Mortgage Loan; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

34.       Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and situations where default interest is imposed.

35.       Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(a)       The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely

Exh. C-14

affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since the origination of the Mortgage Loan, except by any written instruments which are included in the related Mortgage File;

(b)       The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee;

(c)       The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either the Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(d)       The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(e)       Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (provided that proper notice is delivered to the extent required in accordance with the Ground Lease or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (provided that proper notice is delivered to the extent required in accordance with the Ground Lease or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(f)       The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)       The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, provided that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

Exh. C-15

(h)       A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)       The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(j)       Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (k)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)       In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)       Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

36.       Servicing. The servicing and collection practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been, in all respects legal and have met with customary industry standards for servicing of commercial loans for conduit loan programs.

37.       Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

38.       No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s

Exh. C-16

knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

39.       Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

40.       Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan and other than as set forth on Exhibit C-32-4, no Mortgage Loan has a Mortgagor that is an Affiliate of a Mortgagor with respect to another Mortgage Loan. An “Affiliate” for purposes of this paragraph (40) means, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.

41.       Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related

Exh. C-17

environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., S&P Global Ratings, Fitch Ratings, Inc. and/or A.M. Best Company; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

42.       Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) is a Member of the Appraisal Institute, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation. Each appraisal contains a statement or is accomplished by a letter from the appraiser, to the effect that the appraisal was performed in accordance with the requirement of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

43.       Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as Exhibit A is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

44.       Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except in the case of a Mortgage Loan that is part of a Whole Loan.

45.       Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan documents, no advance of funds has been made by the Mortgage Loan Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

Exh. C-18

46.       Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagor” means the obligor or obligors on a Mortgage Note, including without limitation, any person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note and including in connection with any Mortgage Loan that utilizes an indemnity deed of trust structure, the borrower and the Mortgaged Property owner/payment guarantor/mortgagor individually and collectively, as the context may require.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

For purposes of this Exhibit C, the phrases “the Mortgage Loan Seller’s knowledge” or “the Mortgage Loan Seller’s belief” and other words and phrases of like import mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Mortgage Loan Seller directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth in these representations and warranties in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth in these representations and warranties). All information contained in documents which are part of or required to be part of a Mortgage File (to the extent the documents exist) shall be deemed to be within the Mortgage Loan Seller’s knowledge.

Exh. C-19

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

None.

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

Mortgage Loan Number	Mortgaged Property Name
No. 56	Krea Portfolio

Exh. C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

Exh. C-32-3-1

Exhibit C-32-4

List of Related Borrower Loans

None.

Exh. C-32-4-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
(7) Permitted Liens; Title Insurance	ILPT Hawaii Portfolio (Loan No. 10)	A tenant at each of the 1052 Ahua Street and 2828 Paa Street Mortgaged Properties has a right of first offer and a tenant at each of 2831 Kaihikapu Street, 2826 Kaihikapu Street, 1045 Mapunapuna Street and 918 Ahua Street Mortgaged Properties has a right of first refusal to purchase the related Mortgaged Property in the event of a proposed transfer of such Mortgaged Property. None of such rights of first refusal are applicable to a transfer of (i) any of the related Mortgaged Properties in connection with a foreclosure or deed-in-lieu of foreclosure or (ii) the entire portfolio of Mortgaged Properties.
(7) Permitted Liens; Title Insurance	Hilton Garden Inn – San Diego Mission Valley Stadium (Loan No. 7)	The ground lessor has a right of first refusal to purchase the improvements at and leasehold interest in the related Mortgaged Property in the event of a proposed sale of such improvements and assignment of such leasehold interest. The right of first refusal is not applicable to a sale of the improvements and assignment of any leasehold interest in the related Mortgaged Property in connection with a foreclosure or deed-in-lieu of foreclosure.
(13) Condemnation	CIRE Equity Retail & Industrial Portfolio (Loan No. 39)	The Mortgagor has received a Letter of Intent to Acquire from Arapahoe County (the “County”) notifying it of the County’s desire to expand the public roadway adjacent to a small portion of the Central Park Shopping Center Mortgaged Property for the purpose of improving traffic flow.
(17) Insurance	At Home Store – Palm Beach Gardens (Loan No. 44)	The Mortgagor is permitted to rely upon insurance provided by the sole tenant at the related Mortgaged Property, provided that such insurance meets the requirements set forth in the Mortgage Loan documents.
(18) Access; Utilities; Separate Tax Parcels	CIRE Equity Retail & Industrial Portfolio (Loan No. 39)	The Homeland – Bartow, FL Mortgaged Property only has indirect access to a public road over railway tracks pursuant to a non-recorded license agreement dated as of June 16, 1982 with the owner of such railway tracks (the “Bartow License Agreement”). If at any time there is a lack of legal access to the Homeland – Bartow, FL Mortgaged Property (due to a termination of the Bartow License Agreement, to the extent no other legal access to the Mortgaged Property then exists, or otherwise) (any such event, a “Bartow Access Restriction Event”), the Mortgagors are required to prepay the Mortgage Loan in an

Sch. C-1

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
amount equal to (a) the allocated loan amount with respect to the Homeland – Bartow, FL Mortgaged Property, plus (b) payment of any prepayment fee as defined in the Mortgage Loan documents on the principal being prepaid, plus (c) all interest which would have accrued on such allocated loan amount to be prepaid (the “Bartow Access Restriction Payment”). If the Mortgagors make the Bartow Access Restriction Payment, the Homeland – Bartow, FL Mortgaged Property will be released from the liens of the mortgages upon the Mortgagors’ satisfaction of conditions set forth in the Mortgage Loan documents. The Mortgagors’ failure to transfer the Homeland – Bartow, FL Mortgaged Property within 30 days after the earlier to occur of (a) the discovery of any Bartow Access Restriction Event and (b) the Mortgagee’s written request for such transfer and release, will be an immediate event of default under the Mortgage Loan documents.
(25) Local Law Compliance	Ambler Yards (Loan No. 36)	The use of the Mortgaged Property is legal non-conforming as a mixed use campus with a parking lot as use of a portion of the parking lot is not permitted under the applicable current zoning code. If any non-conforming structure is damaged or destroyed, such structure may be restored to its prior non-conforming use, provided that such restoration is commenced within one year of the date of damage or destruction and carried on without interruption.
(25) Local Law Compliance	CIRE Equity Retail & Industrial Portfolio (Loan No. 39)	The Homeland – Bartow, FL Mortgaged Property is legal non-conforming as to industrial manufacturing with outdoor storage use as industrial manufacturing with outdoor storage use (as opposed to just industrial manufacturing) is no longer permitted under the applicable current zoning code. If any structure containing a non-conforming use is significantly damaged or demolished, such structure may be restored to its prior nonconforming use, provided that a building permit is issued prior to 24 months from the date of such demolition or calamity. Once a building permit for reconstruction is issued, the terms of the standard building permit life apply. If the building permit is to lapse or otherwise be revoked after the 24-month period has expired, rights to replace the structure will be null and void.
(25) Local Law Compliance	ILPT Hawaii Portfolio (Loan No. 10)	One or more of the related Mortgaged Properties in the portfolio constitute a legal non-conforming use or structure which, following destruction by any means to an extent of more than 50% of its replacement cost at the time of destruction, may not be reconstructed except in conformity with the provisions of the current zoning code. Certain fire code violations are open at certain of the related Mortgaged Properties. The Mortgage Loan documents provide recourse to the guarantor and Mortgagor for any losses to the Mortgagee in connection with such open fire code violations.

Sch. C-2

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

(25) Local Law Compliance	Maui Portfolio (Loan No. 18)	The use of the Maui Beach Hotel Mortgaged Property is legal non-conforming as a hotel with eating and drinking establishments and commercial meeting rooms as hotel use (as opposed to just eating and drinking establishments and commercial activities) is no longer permitted under the applicable current zoning code. If a non-conforming structure is damaged or destroyed in excess of 50%, such structure may only be restored in accordance with the current zoning code.
(25) Local Law Compliance	Greenwich Inn – San Francisco (Loan No. 52)	The use of the Mortgaged Property as a hotel is legal non-conforming as to use as such use is not permitted under the applicable current zoning code. If a structure occupied by a non-conforming use is damaged or destroyed, such structure may be restored to its prior nonconforming use, provided that such restoration is permitted by the applicable building code and is started within 18 months from the date of such damage or destruction and diligently prosecuted to completion. In the event of a casualty resulting in the loss of the ability to restore the Mortgaged Property to its current use in accordance with all applicable legal requirements, the Mortgage Loan documents provide recourse to the guarantor and the Mortgagor for an amount equal to (a) (i) the full amount of the outstanding principal balance of the Mortgage Loan, plus (ii) all interest which would have accrued on such amount to be prepaid and (iii) all reasonable out-of-pocket, third party costs and expenses actually incurred by the Mortgagee in connection with such prepayment (including, without limitation, costs and expenses incurred in connection with the casualty and any related partial release of the security instrument), plus (b) all other sums due and payable with respect to such amount under the Mortgage Loan documents, less (c) the amount of any net proceeds retained and applied by the Mortgagee toward payment of the debt.
(25) Local Law Compliance	Brunswick West Shopping Center (Loan No. 69)	A tenant at the Mortgaged Property operates a car wash at the Mortgaged Property, which is not a permitted use under the applicable current zoning ordinance without a conditional use permit. While the municipality has refused to classify such car wash use as a legal conforming or a legal nonconforming use, and has stated that per current interpretation of the applicable zoning regulations, a conditional use permit would be required to currently commence or to continue such use in the event the structure is damaged or destroyed in excess of 50% or discontinued for 12 months, the zoning administrator has acknowledged that the car wash use was approved by staff at the time of construction and legal nonconforming standards would be applied (i.e., a conditional use permit would not be required unless the building was damaged or destroyed in excess of 50% or discontinued for 12 months). The Mortgagee did not underwrite income derived from the portion of the Mortgaged Property ground leased to the car wash tenant.

Sch. C-3

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

(26) Licenses and Permits	Maui Portfolio (Loan No. 18)	The Mortgagor has not yet delivered to the Mortgagee certificates of occupancy (“COs”) for certain buildings at the Maui Nui Golf Course Mortgaged Property. The Mortgagor has covenanted to deliver the COs to the Mortgagee within 60 days of origination, provided, however, that such time period may be extended for an additional time period to be reasonably determined by the Mortgagee provided that the Mortgagor is diligently pursuing completion of all conditions required for the issuance of the COs. A breach of the Mortgagor’s covenant is an event of default. The Mortgage Loan is recourse to the guarantor and the Mortgagor for breach of the covenant and for failure to deliver the COs.
(27) Recourse Obligations	ILPT Hawaii Portfolio (Loan No. 10)

The Mortgage Loan documents do not provide full recourse for voluntary transfers made in violation of the Mortgage Loan documents; however, the Mortgage Loan documents do provide recourse for losses to the Mortgagee in connection with such transfers.

In addition, the guarantor’s liability for any guaranteed obligations for which the Mortgage Loan documents provide full recourse is limited to an amount equal to 15% of the outstanding principal balance of the related Whole Loan as of the date of occurrence of any full recourse trigger event.

(32) Single-Purpose Entity	ILPT Hawaii Portfolio (Loan No. 10)	Each of the related Mortgagors is a recycled Single-Purpose Entity that was previously a guarantor under a parental credit facility (the “Prior Credit Facility”), which facility was secured by a portfolio of real properties that included properties other than the Mortgaged Property. The Prior Credit Facility was satisfied in full prior to origination and the related Mortgagors have been released from any liability thereunder.
(32) Single-Purpose Entity	Fairway Plaza & Markets at Maizeland (Loan No. 50)	Due to a clerical error, when the Mortgagor took title to the Fairway Plaza Mortgaged Property on December 16, 2010, it was accidentally deeded a fee interest in other property which is not collateral for the Mortgage Loan. On January 27, 2011, the Mortgagor deeded the other property back to the grantor, and has represented to the Mortgagee that it never operated or otherwise engaged in any business or activity on such “other” property. The Mortgage Loan is recourse to the guarantor and the Mortgagor with respect to any breach of any of the representations made with respect to the previously owned property.
(35) Ground Leases	Ambler Yards (Loan No.36)	The Mortgaged Property is subject to a Ground Lease that (i) with respect to subsection (B), only requires the consent of the Mortgagee for a material amendment, (ii) with respect to subsection (E) is only assignable by the Mortgagee provided that the Mortgagee has cured all outstanding defaults under the Ground Lease, (iii) with respect to subsection (H), does not specifically provide the Mortgagee with

Sch. C-4

sufficient time to obtain possession of the interest of the ground lessee under the Ground Lease in order to effectuate a cure of a default under the Ground Lease, (iv) with respect to subclause (J), is silent as to property coverage, casualty, insurance proceeds and the application of the same and (v) with respect to subclause (K), does provide for payment to the Mortgagee of any related insurance proceeds, or portion of any condemnation award allocable to the ground lessee’s interest in the Mortgaged Property in connection with a material taking; however, it is silent as to application of any such proceeds in connection with a non-material taking.
(35) Ground Leases	Hilton Garden Inn – San Diego Mission Valley Stadium (Loan No. 7)

The Mortgaged Property is subject to a Ground Lease that (i) with respect to subsection (E) is only assignable by the Mortgagee provided that the Mortgagee has cured all outstanding defaults under the Ground Lease, and (ii) with respect to each of subsections (J) and (K), provides for payment first to the ground lessor a portion of any condemnation award in an amount equal to ten times the allocated base rent for the portion of the Mortgaged Property subject to a taking. If the condemnation award is not in an amount at least equal to ten times the allocated base rent, the ground lessee is required to pay the deficiency to the ground lessor. The ground lessor has waived the obligation to pay the deficiency with respect to the Mortgagee if the Mortgagee has succeeded to the ground lessee’s interest in the ground lease through an exercise of remedies. The Mortgage Loan is fully recourse to the Mortgagor and the guarantor, at the Mortgagee’s option, upon a condemnation of all or any portion of the Mortgaged Property.

Sch. C-5

EXHIBIT D-1

FORM OF OFFICER’S CERTIFICATE OF THE MORTGAGE LOAN SELLER

UBS AG

OFFICER’S CERTIFICATE

I, [_____], an Officer of UBS AG, by and through its New York branch office at 1285 Avenue of the Americas, New York, New York (the “Mortgage Loan Seller”), HEREBY CERTIFY that:

1.                  Attached hereto as Exhibit A is a true and complete copy of the Certificate of Corporate Existence of the Mortgage Loan Seller, which is in full force and effect on the date hereof.

2.                  Attached hereto as Exhibit B is a true and correct copy of the Articles of Association of the Mortgage Loan Seller, which are in full force and effect on the date hereof.

3.                  Attached hereto as Exhibit C is a copy of the certificate of good standing of the Mortgage Loan Seller issued by the office of the Office of the Comptroller of the Currency.

4.                  Each person who, as an officer or representative of the Mortgage Loan Seller, signed (i) the Mortgage Loan Purchase Agreement dated and effective as of August 9, 2019 (the “MLPA”) between the Mortgage Loan Seller, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser (the “Purchaser”) and (ii) the Indemnification Agreement dated as of August 9, 2019 (the “Indemnification Agreement”), between the Mortgage Loan Seller, the Purchaser, Barclays Capital Inc., UBS Securities LLC, SG Americas Securities, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp., Drexel Hamilton, LLC and Academy Securities, Inc. and any other document delivered in connection with the transactions contemplated thereby was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

5.                  Each individual who, as an officer or representative of the Mortgage Loan Seller signed (i) the MLPA and (ii) the Indemnification Agreement, was, at the respective times of signing and delivery, and is, as of the date hereof, a duly elected or appointed, qualified and acting as such officer or representative.

Exh. D-1-1

IN WITNESS WHEREOF, I have signed this Certificate as of August 28, 2019.

_______________________________________
Name:
Title:

Exh. D-1-2

EXHIBIT D-2

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by UBS AG, by and through its New York branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) of the various transactions contemplated by that certain Mortgage Loan Purchase Agreement dated and effective as of August 9, 2019 (the “Mortgage Loan Purchase Agreement”) between UBS AG, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of UBS AG in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii)  UBS AG has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of UBS AG. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this August 28, 2019.

UBS AG

By:
Name:
Title:

By:
Name:
Title:

Exh. D-2-1

EXHIBIT E

FORM OF DILIGENCE CERTIFICATE OF THE MORTGAGE LOAN SELLER

[______], 20[__]

Barclays Commercial Mortgage Securities LLC
745 Seventh Avenue
New York, New York 10019
Attention: Daniel Vinson

Email: Daniel.vinson@barclays.com

With copies to the Addressees listed on Schedule A

Re:	BBCMS 2019-C4 – Officer’s Certificate Pursuant to Section 4(j) of the Mortgage Loan Purchase Agreement

Reference is hereby made to that certain Mortgage Loan Purchase Agreement, dated and effective as of August 9, 2019 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Mortgage Loan Seller”), and Barclays Commercial Mortgage Securities LLC (the “Depositor”) and that certain Pooling and Servicing Agreement, dated as of August 1, 2019 referenced in the Mortgage Loan Purchase Agreement. In accordance with Section 4(j) of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller hereby certifies to the Depositor, as follows:

1.                  The Mortgage Loan Seller has delivered an electronic copy of the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.                  Each Diligence File constitutes all documents required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative on the date first above written.

Exh. E-1

Sincerely yours,

UBS AG

By:
Name:
Title:

By:
Name:
Title:

Exh. E-2

SCHEDULE A TO EXHIBIT E

LIST OF ADDRESSEES TO BE COPIED

MASTER SERVICER:

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
MAC D1050-084, 401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: BBCMS 2019-C4 Asset Manager
Email: commercial.servicing@wellsfargo.com

SPECIAL SERVICER:

Rialto Capital Advisors, LLC
790 NW 107th Avenue, 4th Floor
Miami, Florida 33172
Attention: Liat Heller
Facsimile No.: (305) 229-6425
Email: liat.heller@rialtocapital.com

CERTIFICATE ADMINISTRATOR:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – BBCMS 2019-C4
Email: trustadministrationgroup@wellsfargo.com

CUSTODIAN:

Wells Fargo Bank, National Association
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention: Document Custody Group – BBCMS 2019-C4
Email: cmbscustody@wellsfargo.com

TRUSTEE:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee BBCMS 2019-C4

Email: CMBSTrustee@wilmingtontrust.com

Exh. E-3

DIRECTING CERTIFICATEHOLDER:

Rialto Real Estate Fund III – Debt, LP
c/o Rialto Capital Management LLC
600 Madison Avenue, 12th Floor
New York, New York 10022
Attention: Josh Cromer
Fax number: (212) 751-4646

Email: josh.cromer@rialtocapital.com

with a copy to:

Rialto Real Estate Fund III – Debt, LP
c/o Rialto Capital Management LLC
600 Madison Avenue, 12th Floor
New York, New York 10022
Attention: Joseph Bachkosky
Fax number: (212) 751-4646

Email: joseph.bachkosky@rialtocapital.com

ASSET REPRESENTATIONS REVIEWER:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York, 10016
Attention: BBCMS 2019-C4 Surveillance Manager
Email: cmbs.notices@parkbridgefinancial.com

OPERATING ADVISOR:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York, 10016
Attention: BBCMS 2019-C4 Surveillance Manager
Email: cmbs.notices@parkbridgefinancial.com

Exh. E-4

EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

TO WELLS FARGO BANK, NATIONAL ASSOCIATION AND RIALTO CAPITAL ADVISORS, LLC WITH RESPECT TO BBCMS MORTGAGE TRUST 2019-C4, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2019-C4

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated August 9, 2019 (the “Mortgage Loan Purchase Agreement”), between UBS AG, by and through its New York branch office at 1285 Avenue of the Americas, New York, New York (“Seller”), and Barclays Commercial Mortgage Securities LLC (“Depositor”), Seller is selling certain commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”) to Depositor;

WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of August 1, 2019 (the “Pooling and Servicing Agreement”), among the Depositor, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as master servicer (in such capacity, the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, as certificate administrator, tax administrator and as custodian (in such capacity, the “Custodian”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, the Trustee, the Custodian, the Master Servicer and the Special Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices; and

WHEREAS, Seller has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

NOW, THEREFORE, Seller does hereby make, constitute and appoint the Custodian (on behalf of the Trustee), acting solely in its capacity as Custodian under, and in accordance with the terms of, the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in Seller’s name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the Trustee, as set forth in the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement, that have been received by the Trustee or a Custodian on its behalf, and all Form UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of “Mortgage File” in, and in

Exh. F-1

accordance with Section 1.01 of, the Pooling and Servicing Agreement, and to evidence, provide notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii) to prepare, execute and file or record in the appropriate public filing or recording offices, as applicable, all other Mortgage Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by Seller on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices. Notwithstanding the foregoing, this Limited Power of Attorney shall grant to the Custodian (on behalf of the Trustee), the Master Servicer and the Special Servicer only such powers, responsibilities and authority as are set forth in Section 2 of the Mortgage Loan Purchase Agreement.

Seller does also hereby make, constitute and appoint the Master Servicer or the Special Servicer, as applicable, acting solely in its capacity as the Master Servicer or the Special Servicer, as applicable, under the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to the Mortgage Loans in Seller’s name, place and stead solely to exercise and perform all of the rights, authority and powers of the Custodian (on behalf of the Trustee) as set forth in the preceding paragraph in the event of the failure or the incapacity of the Custodian to do so for any reason. As between the Master Servicer or the Special Servicer, as applicable, and any third party, no evidence of the failure or incapacity of the Custodian shall be required and such third party may rely upon the Master Servicer’s or the Special Servicer’s, as applicable, written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

The enumeration of particular powers herein is not intended in any way to limit the grant to the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, as Seller’s attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as Seller might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof; and Seller agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of the second following paragraph below. As among Seller, the Depositor, the Master Servicer or the Special Servicer, as applicable, the Custodian, the Trust and the Certificateholders, neither the Custodian nor the Master Servicer or the Special Servicer, as applicable, may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, as Seller’s attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Custodian or the Master Servicer or the Special Servicer, as applicable, and need not make any inquiry about whether the Custodian or the Master Servicer or the Special Servicer, as applicable, is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by the Custodian or the Master Servicer or the Special Servicer, as applicable, that any particular Mortgage Loan or

Exh. F-2

related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing Agreement.

Any act or thing lawfully done hereunder by the Custodian (on behalf of the Trustee) or the Master Servicer or the Special Servicer, as applicable, shall be binding on Seller and Seller’s successors and assigns.

This Limited Power of Attorney shall continue in full force and effect with respect to the Custodian (on behalf of the Trustee) and the Master Servicer or the Special Servicer, as applicable, until the earliest occurrence of any of the following events:

(1)	with respect to the Custodian (on behalf of the Trustee), the termination of the Custodian and its replacement with a successor Custodian under the terms of the Pooling and Servicing Agreement;
(2)	with respect to the Master Servicer or the Special Servicer, as applicable, the termination of such entity and its replacement with a successor Master Servicer or Special Servicer, as applicable, under the terms of the Pooling and Servicing Agreement;
(3)	with respect to the Custodian (on behalf of the Trustee), the appointment of a receiver or conservator with respect to the business of the Custodian, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Custodian;
(4)	with respect to the Master Servicer or the Special Servicer, as applicable, the appointment of a receiver or conservator with respect to the business of such entity, or the filing of a voluntary or involuntary petition in bankruptcy by or against such entity;
(5)	with respect to each of the Custodian (on behalf of the Trustee) and the Master Servicer or the Special Servicer, as applicable, and any Mortgage Loan, such Mortgage Loan is no longer a part of the Trust;
(6)	with respect to each of the Custodian (on behalf of the Trustee) and the Master Servicer or the Special Servicer, as applicable, the termination of the Pooling and Servicing Agreement in accordance with its terms; and
(7)	with respect to the Master Servicer or the Special Servicer, as applicable, the occurrence and continuance of, or failure to cure, any of the events described under Section 7.01(a) of the Pooling and Servicing Agreement with respect to the Master Servicer or the Special Servicer, as applicable.

Nothing herein shall be deemed to amend or modify the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of Seller under the Mortgage Loan Purchase Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

Exh. F-3

Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement or, if not defined therein, then in the Pooling and Servicing Agreement.

THIS POWER OF ATTORNEY AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

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Exh. F-4

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of _______________, 2019.

UBS AG

By:
Name:
Title:

By:
Name:
Title:

Exh. F-5

STATE OF ___________	)
	:	ss.:
COUNTY OF __________	)

On the ______ day of _____ in the year 2019, before me, the undersigned, personally appeared _________________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the _____________________________ (insert the city or other political subdivision and the state or county or other place the acknowledgment was taken).

Signature and Office of individual taking acknowledgment

This instrument prepared by:

Name:	Cadwalader, Wickersham & Taft LLP
Address:	200 Liberty Street
New York, New York 10281

Exh. F-6